SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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ABTECH HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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4110 N. Scottsdale Road

Suite 235

Scottsdale, Arizona 85251

Dear Fellow Stockholder:

You are cordially invited to attend the 2012 Annual Meeting of Stockholders of Abtech Holdings, Inc. on May 17, 2012 at 10:00 a.m. EDT. The meeting will be held at the offices of Grannus Financial Advisors, 1120 Avenue of the Americas, 4th Floor, New York City, New York.

IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON you must either call or email Yvonne Zappulla at Grannus Financial Advisors at (212) 681-4108 or yvonne@grannusfinancial.com on or before May 16, 2012 and ask to have your name placed on the attendance list. Only those whose names appear on the attendance list will be allowed to enter and attend the meeting. Please note that you will need to present picture identification to gain entrance to the meeting.

Enclosed please find our 2012 Proxy Statement, the Notice of Annual Meeting and proxy card, as well as our Annual Report on Form 10-K for the year ended December 31, 2011. Whether or not you plan to attend the meeting, your vote is very important and we encourage you to vote promptly. You may vote your shares via a toll-free telephone number, over the Internet, or by mail, in each case by following the instructions on the proxy card. If you do attend the meeting, you will, of course, have the right to revoke the proxy and vote your shares in person. If you hold your shares through an account with a broker, nominee, fiduciary or other custodian, please follow the instructions you receive from them to vote your shares.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in Abtech Holdings, Inc.

Sincerely,

Glenn R. Rink
President, Chief Executive Officer
and Director

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NOTICE OF 2012 ANNUAL MEETING OF STOCKHOLDERS

DATE	May 17, 2012

TIME	10:00 a.m. EDT

PLACE	Offices of Grannus Financial Advisors
1120 Avenue of the Americas, 4th Floor
(The Hippodrome Building)
New York, NY

ITEMS OF BUSINESS	To elect seven (7) members of the Board of Directors to hold office for a one-year term and until their respective successors are elected and qualified;

To ratify the selection of Semple, Marchal & Cooper, LLP as our independent registered public accounting firm for the year ending December 31, 2012;

To approve the Abtech Holdings, Inc. 2012 Incentive Stock Plan; and

To transact any other business that may properly come before the meeting and to approve any postponement or adjournments thereof.

RECORD DATE	You are entitled to vote if you were a stockholder of record at the close of business on April 9, 2012

MATERIALS TO REVIEW	Our proxy materials, including our Proxy Statement, Notice of Annual Meeting, form of proxy card and 2011 Annual Report on Form 10-K, are being furnished to our stockholders by regular mail. Copies of the foregoing documents are also available electronically on our website at http://www.abtechindustries.com/investors.

PROXY VOTING	It is important that your shares be represented and voted at the Annual Meeting. You can vote your shares by completing and returning your proxy card or by voting via the Internet or by telephone. See details under “How do I vote?” under “Proxy Statement — Questions and Answers About the Annual Meeting and Voting — How Do I Vote” below.

By order of the Board of Directors

Olivia H. Farr, Secretary
Scottsdale, Arizona
April 17, 2012

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TABLE OF CONTENTS

PROXY STATEMENT	1

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING	1

OVERVIEW OF RECENT EVENTS	6

GOVERNANCE OF THE COMPANY	6

OVERVIEW	6
Directors and Executive Officers Prior to and Following the Closing Date of the Merger	6
Director Qualification Standards and Review of Director Nominees	7
Criteria for Board Membership	8
Director Independence	8

CORPORATE GOVERNANCE REPORT	8
Board Leadership Structure and Role in Risk Oversight	9
Stockholder Communications	9

BOARD AND COMMITTEE MEMBERSHIP	9
The Audit Committee	9
The Compensation Committee	10

INDEMNIFICATION	10

SECURITIES OWNERSHIP	11

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE, RELATED PERSONS TRANSACTIONS AND INDEMNIFICATION	13

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	13

REVIEW AND APPROVAL OF TRANSACTIONS WITH RELATED PERSONS	13

TRANSACTIONS WITH RELATED PERSONS	13

PROPOSALS REQUIRING YOUR VOTE	14

PROPOSAL 1 — ELECTION OF DIRECTORS	14

NOMINEES FOR DIRECTOR	14

PROPOSAL 2 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	16
Audit and Non-Audit Fees	16
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm	17

AUDIT COMMITTEE REPORT	18

PROPOSAL 3 — APPROVAL OF THE 2012 INCENTIVE STOCK PLAN	19
Reasons for the Adoption of the 2012 Stock Plan	19
Description of the 2012 Stock Plan	19
Federal Income Tax Consequences	28
Anticipated Award Grants Under the 2012 Stock Plan and Related Matters	29
Required Vote	30

COMPENSATION DISCUSSION AND ANALYSIS	31

Overview	31
Compensation Philosophy and Objectives	31

2011 Executive Compensation Components	31
2012 Executive Compensation Components	31
Potential Payments Upon Termination or Change-in-Control; Employment Agreements	32

COMPENSATION TABLES	33

SUMMARY COMPENSATION TABLE	33

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END	34

DIRECTOR COMPENSATION	34

REQUIREMENTS, INCLUDING DEADLINES FOR SUBMISSION OF STOCKHOLDER PROPOSALS AND NOMINEES	35

ANNUAL REPORT	35

OTHER BUSINESS	35

2012 INCENTIVE STOCK PLAN	39

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4110 N. Scottsdale Road

Suite 235

Scottsdale, Arizona 85251

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why did I receive these proxy materials?

We are providing these proxy materials in connection with the solicitation by the Board of Directors (the “Board”) of Abtech Holdings, Inc., a Nevada corporation (“Abtech”, the “Company”, “we” or “our”), of proxies to be voted at our 2012 Annual Meeting of Stockholders and at any adjournment or postponement thereof.

You are invited to attend the Annual Meeting, which will take place on May 17, 2012 beginning at 10:00 a.m. EDT, at the offices of Grannus Financial Advisors, 1120 Avenue of the Americas, 4th Floor, New York City, New York.

This Notice of Annual Meeting and Proxy Statement and form of proxy card or voting instruction card were first made available to stockholders starting on or about April 17, 2012.

 Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on April 9, 2012 are entitled to receive the Notice of Annual Meeting and to vote their shares at the Annual Meeting. As of that date, there were 48,482,344 shares of the Company’s common stock outstanding. The common stock votes on the basis of one vote for each share held.

Do I need to do anything if I plan to attend the Annual Meeting in person?

If you plan to attend the Annual Meeting in person you must either call or email Yvonne Zappulla at Grannus Financial Advisors at (212) 681-4108 or yvonne@grannusfinancial.com on or before May 16, 2012 and ask to have your name placed on the attendance list. Only those whose names appear on the attendance list will be allowed to enter and attend the meeting. Please note that you will need to present picture identification to gain entrance to the meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered in your name with the Company’s transfer agent, Worldwide Stock Transfer, Inc., you are the “stockholder of record” of those shares. This Notice of Annual Meeting and Proxy Statement and any accompanying documents have been provided directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of those shares, and this Notice of Annual Meeting and Proxy Statement and any accompanying documents have been forwarded to you by your broker, bank or other holder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote your shares by using the voting instruction card or by following their instructions for voting by telephone or via the Internet.

How do I vote?

 You may vote using any of the following methods:

By Mail:

Complete, sign and date the proxy card or voting instruction card and return it in the prepaid envelope. If you are a stockholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by your proxy card as recommended by the Board.

 If you are a stockholder of record and you do not have the prepaid envelope, please mail your completed proxy card to Vote Processing, c/o 51 Mercedes Way, Edgewood, NY 11717.

By Telephone or Internet:

The telephone and Internet voting procedures established by the Company for stockholders of record are designed to authenticate your identity, to allow you to give your voting instructions and to confirm that those instructions have been properly recorded.

You can vote by calling the toll-free telephone number on your proxy card. Please have your proxy card available when you call. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been properly recorded. If you are located outside the U.S., Puerto Rico and Canada, see your proxy card for additional instructions.

The website for Internet voting is www.proxyvote.com. Please have your proxy card available when you go to the website. As with telephone voting, you can confirm that your instructions have been properly recorded. If you vote via the Internet, you also can request electronic delivery of future proxy materials.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day until 11:59 p.m., EDT, on May 16, 2012.

The availability of telephone and Internet voting for beneficial owners will depend on the voting processes of your broker, bank or other holder of record. Therefore, we recommend that you follow the voting instructions in the materials you receive.

If you vote by telephone or via the Internet, you do not have to return your proxy card or voting instruction card.

In Person at the Annual Meeting:

Stockholders who attend the Annual Meeting may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspectors of election with your ballot to be able to vote at the Annual Meeting.

Your vote is important. You can save us the expense of a second mailing by voting promptly.

What can I do if I change my mind after I vote?

If you are a stockholder of record, you can revoke your proxy before it is exercised by:

•	giving written notice to the Secretary of the Company;

•	delivering a valid, later-dated proxy, or a later-dated vote by telephone or via the Internet, in a timely manner; or

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•	voting by ballot at the Annual Meeting.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other holder of record.

All shares for which proxies have been properly submitted and not revoked will be voted at the Annual Meeting.

What shares are included on the proxy card?

If you are a stockholder of record, you will receive only one proxy card for all the shares you hold of record:

•	in certificate form; and

•	in book-entry form.

If you are a beneficial owner, you will receive voting instructions from your broker, bank or other holder of record.

What is “householding” and how does it affect me?

We have adopted a procedure, approved by the U.S. Securities and Exchange Commission (“SEC”), called “householding.” Under this procedure, stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of this Notice of Annual Meeting and Proxy Statement and the 2011 Annual Report on Form 10-K, unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

Stockholders who participate in householding will continue to receive separate proxy cards.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of this Notice of Annual Meeting and Proxy Statement and any accompanying documents, or if you hold the Company’s stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our investor relations firm, Grannus Financial Advisors, Inc. (in writing: 1120 Avenue of the Americas, Suite 4000, New York, NY 10036; or by telephone: 212-681-4108).

If you participate in householding and wish to receive a separate copy of this Notice of Annual Meeting and Proxy Statement and any accompanying documents, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact Grannus Financial Advisors as indicated above.

If you are a beneficial owner, you can request information about householding from your broker, bank or other holder of record.

Is there a list of stockholders entitled to vote at the Annual Meeting?

The names of stockholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Annual Meeting for any purpose germane to the Annual Meeting, between the hours of 9:00 a.m. and 4:30 p.m., at our principal executive offices at 4110 N. Scottsdale Road, Suite 235, Scottsdale, Arizona 85251, by contacting the Secretary of the Company.

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What is a broker non-vote?

If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum, but will not be able to vote on those matters for which specific authorization is required under the rules of the New York Stock Exchange (“NYSE”).

If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority under NYSE rules to vote your shares on the ratification of Semple, Marchal & Cooper, LLP even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on the election of Director nominees or the approval of the 2012 Incentive Stock Plan without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on these matters.

What is a quorum for the Annual Meeting?

The presence of the holders of stock representing a majority of the voting power of all shares of stock issued and outstanding and entitled to vote at the Annual Meeting, represented in person or by proxy, is necessary to constitute a quorum. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.

What are the voting requirements to elect the Director nominees and to approve each of the proposals discussed in this Proxy Statement?

Proposal	Vote Required	Broker Discretionary Voting Allowed

Election of Directors	Directors receiving highest number of “For” votes	No
Ratification of Semple, Marchal & Cooper, LLP	Majority of Votes Cast	Yes
Approval of 2012 Incentive Stock Plan	Majority of Votes Cast	No

If you abstain from voting or there is a broker non-vote on any matter, your abstention or broker non-vote will not affect the outcome of such vote, because abstentions and broker non-votes are not considered to be votes cast.

Election of Directors:

The seven Director nominees receiving the highest number of “for” votes will be elected as Directors. Abstentions and, if applicable, broker non-votes are not counted as votes “for” or “against” a Director nominee.

Ratification of Semple, Marchal & Cooper, LLP:

The affirmative vote of the majority of votes cast at the Annual Meeting is required to ratify the selection of Semple, Marchal & Cooper, LLP as our independent registered public accounting firm. Abstentions are not counted as votes “for” or “against” this proposal.

Approval of the 2012 Incentive Stock Plan:

The affirmative vote of the majority of votes cast at the Annual Meeting is required to approve the 2012 Incentive Stock Plan. Abstentions and, if applicable, broker non-votes are not counted as votes “for” or “against” this proposal.

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How will my shares be voted at the Annual Meeting?

At the Annual Meeting, the persons appointed by the Board (the persons named in the proxy card or, if applicable, their substitutes) will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your shares will be voted as the Board recommends, which is:

•	FOR the election of each of the Director nominees named in this Proxy Statement;

•	FOR the ratification of the appointment of Semple, Marchal & Cooper, LLP as our independent registered-public accounting firm for the 2012 fiscal year; and

•	FOR the approval of the 2012 Incentive Stock Plan.

Could other matters be decided at the Annual Meeting?

On the date this Proxy Statement went to press, we did not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement (see section titled “Other Business” below).

If you return your signed and completed proxy card or vote by telephone or via the Internet and other matters are properly presented at the Annual Meeting for consideration, the persons appointed as proxies by the Board will have the discretion to vote for you.

Can I access the Notice of Annual Meeting and Proxy Statement and the 2011 Annual Report via the Internet?

This Notice of Annual Meeting and Proxy Statement and the 2011 Annual Report on Form 10-K are available on our website at http://www.abtechindustries.com/investors. Instead of receiving future Proxy Statements and accompanying materials by mail, most stockholders can elect to receive an e-mail that will provide electronic links to them. Opting to receive your proxy materials online will save us the cost of producing documents and mailing them to your home or business, and will also give you an electronic link to the proxy voting site.

Stockholders of Record: If you vote via the Internet at www.proxyvote.com, simply follow the prompts for enrolling in the electronic proxy delivery service. You also may enroll in the electronic proxy delivery service at any time in the future by going directly to www.proxyvote.com and following the enrollment instructions.

Beneficial Owners: You also may be able to receive copies of these documents electronically. Please check the information provided in the proxy materials sent to you by your broker, bank or other holder of record regarding the availability of this service.

Who will pay for the cost of this proxy solicitation?

The Company will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by Directors, officers or employees in person or by telephone, electronic transmission and/or facsimile transmission.

Who will count the votes?

Broadridge Financial Solutions, Inc. (owners of the website www.proxyvote.com) will tabulate the votes and appoint an inspector of the election.

When will the voting results be announced?

We will announce preliminary voting results at the Annual Meeting. We will report final results in a Form 8-K report filed with the SEC.

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OVERVIEW OF RECENT EVENTS

The Company was incorporated in Nevada on February 13, 2007 under the name “Laural Resources, Inc.” and was initially engaged in the business of acquiring and developing mineral properties. Subsequent to its fiscal year ended May 31, 2010, Laural Resources, Inc. decided to change its business focus to clean technology products and services, specifically in the water clean-up sector. In furtherance of its business objectives, effective June 14, 2010, Laural Resources, Inc. merged with its wholly-owned subsidiary, Abtech Holdings, Inc., for the purpose of effecting a name change to “Abtech Holdings, Inc.” On October 21, 2010, the Board changed the Company’s fiscal year end from May 31 to December 31.

On February 10, 2011 (the “Closing Date”), the Company closed a merger transaction (the “Merger”) with AbTech Industries, Inc., a Delaware corporation (“AbTech Industries”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Abtech Merger Sub, Inc., a Nevada corporation and wholly-owned subsidiary of the Company (“Merger Sub”), and AbTech Industries.

As a result of the Merger, the Company acquired all of the issued and outstanding common stock of AbTech Industries (through a reverse acquisition transaction) in exchange for the common stockholders of AbTech Industries acquiring an approximate 78% ownership interest in the Company, AbTech Industries became a majority-owned subsidiary (“Surviving Corporation”) of the Company, and the Company acquired the business and operations of AbTech Industries.

GOVERNANCE OF THE COMPANY

OVERVIEW

The following sections of this Proxy Statement provide an overview of the Company’s corporate governance structure and processes, including the independence and other criteria we use in selecting Director nominees; our Board leadership structure; and certain responsibilities and activities of the Board and its committees. We also discuss how stockholders can communicate with the Board.

The Board is committed to maintaining strong corporate governance principles and practices. Our governance structure and processes are based upon a number of key governance documents, including our Code of Business Conduct and Ethics (the “Code”), which was first adopted on February 24, 2007. The Code addresses general business ethical principles, embodies our commitment to certain ethical principles and sets forth the responsibilities of Abtech and its officers and directors with regard to the Company’s shareholders, employees, customers, lenders, and other stakeholders. The Code is reviewed at least annually and updated periodically in response to changing regulatory requirements, evolving practices, issues raised by our stockholders and other stakeholders and otherwise as circumstances warrant.

Directors and Executive Officers Prior to and Following the Closing Date of the Merger

Prior to the Closing Date of the Merger, Ms. Mandi Luis was the Chief Executive Officer, President and Director of the Company and Mr. Robert MacKay was the Chief Financial Officer, Chief Accounting Officer, Secretary, Treasurer and Director of the Company.

As a condition to closing the Merger Agreement, Ms. Mandi Luis resigned as Chief Executive Officer, President, and Director of the Company, and Mr. Robert MacKay resigned as Chief Financial Officer, Chief Accounting Officer, Secretary, Treasurer, and Director of the Company, both resignations became effective February 10, 2011 upon the effectiveness of the Merger. Upon the effectiveness of the Merger, Olivia H. Farr, David Greenwald, A. Judson Hill, Jonathan Thatcher, Karl Seitz, and F. Daniel Gabel, the then current directors (together with Mr. Rink) of AbTech Industries, were appointed to the Board. At the closing of the Merger, Mr. Glenn R. Rink was appointed Chief Executive Officer and President, Mr. Lane J. Castleton was appointed Chief Financial Officer, Vice President, and Treasurer, and Ms. Olivia H. Farr was appointed Secretary of the Company.

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The Company’s current Directors and executive officers are as follows:

Name	Age	Position
Glenn R. Rink	52	Chief Executive Officer, President, and Director
Jonathan Thatcher	42	Vice President and Chief Operating Officer of AbTech Industries, Inc. and Director
Olivia H. Farr	50	Secretary and Director
David Greenwald	57	Director
A. Judson Hill	57	Director
Karl Seitz	61	Director
F. Daniel Gabel	73	Director
Bjornulf White	31	Executive Vice President of Corporate Strategy and Business Development for AbTech Industries, Inc.
Lane J. Castleton	56	Chief Financial Officer, Vice President, and Treasurer

Biographical information with respect to Glenn R. Rink, Olivia H. Farr, David Greenwald, A. Judson Hill, Jonathan Thatcher, Karl Seitz and F. Daniel Gabel is found below under the heading “PROPOSAL 1 — ELECTION OF DIRECTORS”.

Biographical information for Lane J. Castleton and Bjornulf White is as follows:

Lane J. Castleton has served as our Chief Financial Officer, Vice President, and Treasurer since February 10, 2011 and has been the Chief Financial Officer of AbTech Industries, Inc. since 1998. Mr. Castleton has over 30 years of experience in managing, accounting, and finance functions. From 1992 to 1997, Mr. Castleton managed the finance, accounting, and administrative functions of Marine Preservations Association, an oil industry trade association that funded the establishment of a national catastrophic oil spill response capability. For nine years, Mr. Castleton served as the Controller and Chief Financial Officer of Symbion, Inc., a publicly traded medical device manufacturing company. Mr. Castleton is a CPA with a master’s degree in professional accountancy, and public accounting experience gained as an auditor for Coopers & Lybrand (now PriceWaterhouseCoopers), an international public accounting firm.

Bjornulf White has served as the EVP of Corporate Strategy and Business Development for AbTech Industries, Inc. since 2010. Mr. White previously worked as a portfolio manager at Lockheed Martin Corporation where he was responsible for identifying, incubating, and expanding new technologies and markets for the corporation and managing new market segment programs, such as the energy and water technologies sector. Prior to joining Lockheed, Mr. White worked as an attorney and business strategy consultant in Washington, DC representing primarily Fortune 100 financial institutions, assisting them in developing, structuring and negotiating business relationships, including joint ventures, mergers, asset and stock acquisitions, and restructurings. Mr. White is a graduate of George Washington University Law School, holds a master’s degree in public administration from Cornell University where he graduated with distinguished honors concentrating in economics and fiscal regulatory policy, and also received his BA in government from Cornell University. He currently serves as a Vice Chairman of the Board of the National Energy Systems Technology Center co-led by Department of Energy laboratories, UC Berkeley, and UC Davis. He is also on the Board of the iGATE Development Corporation, a non-profit dedicated to providing research and development space to start-up technology companies.

Director Qualification Standards and Review of Director Nominees

Due to the Company’s financial condition, small size and scope of operations, we do not have a separately designated and standing nomination committee at this time, and therefore the entire Board is responsible for screening and reviewing potential Director candidates and nominating and recommending such candidates for election by the stockholders. The Board considers recommendations of potential candidates from current Directors, management and stockholders. Stockholders’ nominees for Directors must be made in writing and include the nominee’s written consent to the nomination and sufficient background information on the candidate to enable the committee to assess his or her qualifications. Nominations from stockholders must be addressed and must be received in accordance with the instructions set forth under “Requirements, Including Deadlines For Submission of Stockholder Proposals and Nominees” on page 35 of this Proxy Statement in order to be included in the Proxy Statement relating to the next annual election of Directors.

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Criteria for Board Membership

From time to time, the Board reviews and assesses the appropriate skills and characteristics required of Board members in the context of the current size and make-up of the Board. This assessment includes issues of diversity in numerous factors such as work experience and other knowledge relevant to Abtech’s core businesses. These factors, and any other qualifications considered useful by the Board, are reviewed in the context of an assessment of the perceived needs of the Board when nominating and recommending candidates for election by the stockholders. As a result, the priorities and emphasis that the Board places on various selection criteria may change from time to time to take into account changes in business and other trends, and the portfolio of skills and experience of current and prospective members. Therefore, while focused on the achievement and the ability of potential candidates to make a positive contribution with respect to such factors, the Board has not established any specific minimum criteria or qualifications that a nominee must possess. In addition the Board is committed to considering candidates for the Board regardless of gender, ethnicity and national origin. We believe that the considerations and the flexibility of our nomination process has created on our Board diversity of a type that is effective for Abtech.

Director Independence

With the assistance of legal counsel to the Company, the Board has determined that, other than Glenn R. Rink and Jonathan Thatcher, who are employees of the Company, each of the members of the Board is an “independent director” for purposes of the NASDAQ Listing Rules and Rule 10A-3(b)(i) under the Securities Exchange Act of 1934, as amended, as the term applies to membership on the Board and its committees. NASDAQ’s independence definition includes a series of objective tests, such as that the Director is not an employee of the company and has not engaged in various types of business dealings with the company. In addition, as further required by NASDAQ rules, our Board has made an affirmative subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director. In making these determinations, the Board reviewed and discussed information provided by the Directors and us with regard to each Director’s business and personal activities as they may relate to the Company and its management. On an annual basis, each Director and executive officer is obligated to complete a Director and Officer Questionnaire that requires disclosure of any transactions with the Company in which the Director or officer, or any member of his or her family, have a direct or indirect material interest.

Based upon all of the elements of independence set forth in the NASDAQ rules and listing standards, the Board has determined that each of the following non-employee directors is independent and has no relationship with Abtech, except as a Director and stockholder of the Company:

Olivia H. Farr	David Greenwald	A. Judson Hill
F. Daniel Gabel	Karl Seitz

In addition, the Board determined that Mr. Rink is not independent because he is our Chief Executive Officer and President, and Mr. Thatcher is not independent because he is the Chief Operating Officer of our majority owned subsidiary, AbTech Industries, Inc.

CORPORATE GOVERNANCE REPORT

Good corporate governance is fundamental to our business and our success. We seek to ensure that good governance and responsible business principles and practices are part of our culture and values and the way we do business.

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Board Leadership Structure and Role in Risk Oversight

The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board understands that there is no single, generally accepted approach to providing Board leadership, and that given the dynamic and competitive environment in which we operate, the right Board leadership structure may vary as circumstances warrant. Our current structural philosophy provides for a board comprised primarily of independent non-employee directors, as well as Compensation and Audit Committees comprised entirely of independent non-employee directors. The Board believes that this leadership structure is optimal for the Company at the current time, as it provides independent oversight, coupled with a small number of employee directors who are deeply familiar with the history and operations of the Company.

Management is responsible for assessing and managing risk, subject to oversight by the Board. The Board executes its oversight responsibility for risk assessment and risk management both directly and through its Audit and Compensation Committees.

Stockholder Communications

Stockholders may communicate with the Board by writing to us at Abtech Holdings, Inc., 4110 N. Scottsdale Rd. Suite 235, Scottsdale, Arizona 85251, Attn: Corporate Secretary. Communication received in writing will be distributed to the Chairman of the Board or the chairman of the appropriate Board committee, depending on the facts and circumstances contained in the communication received. The Corporate Secretary has been instructed not to forward items that are deemed to be of a frivolous nature, unrelated to the duties and responsibilities of the Board or are otherwise inappropriate for the Board’s consideration. In certain instances, the Corporate Secretary may forward such correspondence elsewhere in the Company for review and possible action or response.

BOARD AND COMMITTEE MEMBERSHIP

During 2011, our Board met nine (9) times. The Board also has an Audit Committee, which met 4 times, and a Compensation Committee, which met once. Each member of the Audit and Compensation Committees is an independent director in accordance with NASDAQ standards. Each of our Directors attended at least 75% of the meetings of the Board and the Board committees on which he or she served that were held during the time he or she was a Director in 2011, except Mr. Seitz who attended 44% of the Board meetings held.

All Board members are expected to attend the Annual Meeting unless an emergency prevents them from doing so. The Company did not hold an Annual Meeting in 2011.

The table below provides membership and meeting information for the Audit and Compensation Committees for 2011.

The Audit Committee

The Audit Committee met 4 times in 2011 and consists of Karl Seitz (Chairman), Olivia H. Farr and F. Daniel Gabel, all of whom are independent directors. The Audit Committee does not yet have a formal charter setting forth its duties and responsibilities, however, the Company expects that one will be duly adopted and approved in 2012. Once adopted, the Company will make the charter available on the Company’s website. The Audit Committee is responsible for reviewing with the independent registered public accounting firm and management, the adequacy and effectiveness of internal controls over financial reporting. The Audit Committee also reviews and consults with management and the independent registered public accounting firm on matters related to the annual audit, the published financial statements, interim reviews, and the accounting principles applied. The Audit Committee is directly involved in the appointment, compensation, retention and oversight of the Company’s independent auditors and evaluates the independent auditors’ qualifications, performance and independence. The Audit Committee reviews reports from management relating to the status of compliance with laws, regulations and internal procedures.

In addition, the Audit Committee is responsible for reviewing and discussing with management the Company’s policies with respect to risk assessment and risk management. Further detail about the role of the Audit Committee in risk assessment and risk management is included in the section entitled “Governance Information — Board Leadership Structure and Role in Risk Oversight.”

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The Audit Committee has established policies and procedures for the pre-approval of all services by the independent auditors. Further detail about the role of the Audit Committee may be found in “Proposal 2 — Ratification of Independent Registered Public Accounting Firm — Audit Committee Report” later in this Proxy Statement.

The Board has determined that each of the members of the Audit Committee is financially literate and independent, as defined by the rules of the SEC and NASDAQ. Our Audit Committee must also include at least one independent member who is determined by the Board to meet the qualifications of an “audit committee financial expert” in accordance with SEC rules, including that the person meets the relevant definition of an “independent director.” Our Board has determined that Karl Seitz and F. Daniel Gabel are audit committee financial experts. Stockholders should understand that this designation is a disclosure requirement of the SEC related to Mr. Seitz’s and Mr. Gabel’s experience and understanding with respect to certain accounting and auditing matters. The designation does not impose upon them any duties, obligations or liability that are greater than are generally imposed on them as members of the Audit Committee and the Board, and their designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board.

The Audit Committee is required by rules of the SEC to publish a report to stockholders concerning the Audit Committee’s activities during the prior fiscal year. The Audit Committee’s report for 2011 is set forth on page 18 of this Proxy Statement.

The Compensation Committee

The Board formed a Compensation Committee in late 2011. The Compensation Committee consists of Karl Seitz, David Greenwald and A. Judson Hill, all of whom are independent directors. The Compensation Committee does not yet have a formal charter setting forth its duties and responsibilities, however, the Company expects that one will be duly adopted and approved in 2012. During 2011, the Board had responsibility for establishing, implementing and monitoring the Company’s compensation philosophy as it related to executive officers, however, it is expected that the Compensation Committee will assume many of these duties and responsibilities beginning in 2012 consistent with the charter that is adopted. For additional information concerning the compensation philosophy employed by the Board during 2011, please see the section titled “Compensation Discussion and Analysis” beginning on page 31 of this Proxy Statement.

INDEMNIFICATION

We indemnify our officers and directors to the fullest extent permitted by law so that they will be free from undue concern about personal liability in connection with their service to the Company. This is required under our Bylaws, and we have also entered into agreements with certain individuals contractually obligating us to provide this indemnification to them.

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SECURITIES OWNERSHIP

The table below sets forth the number of shares of our common stock beneficially owned as of the close of business on March 31, 2012 by each of our Directors, each Named Executive Officer listed in the 2011 Summary Compensation Table, the number of shares beneficially owned by all of our Directors and executive officers as a group, and each person we know to be the beneficial owner of 5% or more of the outstanding shares of our common stock.

Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and generally includes voting or investment power over securities. Under this rule, a person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days of April 15, 2012 upon the exercise of options. Each beneficial owner’s percentage ownership is determined by assuming that all options held by such person that are exercisable within 60 days of April 15, 2012 have been exercised. The table and footnotes also include information about such options.

Unless otherwise noted, the address of each person named in the table is 4110 N. Scottsdale Road, Suite 235, Scottsdale, AZ 85251.

		Common Stock
Name of Beneficial Owner	Footnote Reference	Amount and Nature of Beneficial Ownership**	Percent of Class Owned

Directors and Executive Officers:
Glenn R. Rink	1	3,492,812	7.2%
Jonathan Thatcher	2	249,570	*
Olivia H. Farr	3	694,003	1.4%
David Greenwald	4	1,345,341	2.8%
Karl Seitz	5	319,427	*
A. Judson Hill	6	413,483	*
F. Daniel Gabel	7	1,814,347	3.6%
Lane J. Castleton	8	196,980	*
Bjornulf White	9	53,238	*
All Directors and executive officers as a group (9 persons)		8,579,201	17.2%

5% Holders:
Country Mutual Insurance Company and Country Life Insurance Company 1705 N. Towanda Avenue, PO Box 2020 Bloomington, IL 61702-2020	10	3,698,560	7.1%
Bernard L. Madoff Investment Securities LLC c/o Baker & Hostetler LLP 45 Rockefeller Plaza, New York, NY 10111	11	3,194,270	6.2%

*	Percent of class owned is less than 1%.
**	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Pursuant to the rules of the SEC, shares of common stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be beneficially owned and outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(1)	Includes options to purchase 319,427 shares of Abtech common stock.

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(2)	Includes options to purchase 239,570 shares of Abtech common stock.
(3)	Includes 399,284 options to purchase Abtech common stock.
(4)	Includes 399,284 options to purchase Abtech common stock and 101,407 shares of Abtech common stock held by Landers Segal Color, Co., Inc. for which Mr. Greenwald has shared voting and investment power.
(5)	Represents options to purchase 319,427 shares of Abtech common stock.
(6)	Represents options to purchase 413,483 shares of Abtech common stock.
(7)	Includes options to purchase 239,570 shares of Abtech common stock, warrants to purchase 475,302 shares of Abtech common stock and 833,333 shares of Abtech common stock reserved for issuances upon conversion of a convertible promissory note with a principal amount of $500,000.
(8)	Represents options to purchase 196,980 shares of Abtech common stock.
(9)	Represents options to purchase 53,238 shares of Abtech common stock.
(10)	Includes warrants to purchase 435,363 shares of Abtech common stock and 3,263,197 shares of Abtech common stock issuable upon conversion of 612,947 unconverted shares of AbTech Industries Series A Preferred Stock that may be converted at the option of the holder; does not include 2,001,742 shares of Abtech common stock reserved for issuance upon conversion of Senior Convertible Promissory Notes.
(11)	Represents 3,194,270 shares of AbTech common stock reserved for issuance upon conversion of 600,000 shares of AbTech Industries Series A Preferred Stock that may be converted at the option of the holder; does not include 425,903 shares of Abtech common stock reserved for issuance upon conversion of Senior Convertible Promissory Notes with an aggregate principal amount of $300,000, which were not converted as of the effective date of the Merger and which are not presently convertible.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE, RELATED PERSONS

TRANSACTIONS AND INDEMNIFICATION

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our Directors and certain of our officers to file reports of holdings and transactions in Abtech shares with the SEC. Based on our records and other information, we believe that in 2011 our Directors and our officers who are subject to Section 16(a) met all applicable filing requirements.

REVIEW AND APPROVAL OF TRANSACTIONS WITH RELATED PERSONS

Although we have adopted the Code, we still rely on our Board to review related party transactions on an ongoing basis to prevent conflicts of interest. The Board reviews a transaction in light of the affiliations of the director, officer, or employee and the affiliations of such person’s immediate family. Transactions are presented to our Board for approval before they are entered into or, if this is not possible, for ratification after the transaction has occurred. If the Board finds that a conflict of interest exists, then it will determine the appropriate remedial action, if any. Our Board approves or ratifies a transaction if it determines that the transaction is consistent with the best interests of the Company.

TRANSACTIONS WITH RELATED PERSONS

In 2011, F. Daniel Gabel, a director of the Company, purchased a Convertible Note (the “Note”) and accompanying warrant for 333,333 shares, for $500,000 in a private offering conducted by the Company. $200,000 of the purchase price was remitted in the form of a non-interest bearing Senior Convertible Promissory Note due from AbTech Industries for the principal amount of $200,000. The Note bears interest at twelve percent (12%) per annum through April 30, 2012; fifteen percent (15%) per annum from May 1, 2012 through July 31, 2012 and eighteen percent (18%) per annum for any period after July 30, 2012 that the Note remains outstanding. All interest accrued on the Note will be due and payable at maturity. In the event of a Qualified Financing by the Company, as defined below, Mr. Gabel will have the option to (i) convert the Note into the securities purchased by investors in a Qualified Financing at a 20% discount to the price paid by investors in the Qualified Financing; or (ii) tender his Note to the Company for immediate repayment of principal and accrued and unpaid interest. A “Qualified Financing” is defined as the sale for cash by the Company of debt or equity securities generating aggregate gross proceeds of at least US $5,000,000 (including the proceeds from any converting Notes). In the event that the Company does not close a Qualified Financing on or prior to November 1, 2012, the Note holder shall have the option to convert the Note into shares of Company common stock at a conversion price equal to $0.60 per share (the “Conversion Price”). In the event the Note remains outstanding as of April 30, 2012, the Note holder will receive an additional warrant for 10% of the principal amount of the Note outstanding at that date divided by the Conversion Price. In the event the Note remains outstanding as of July 31, 2012, the Note holder will receive an additional warrant for 10% of the principal amount of the Note outstanding at that date divided by the Conversion Price. The warrants will have an exercise price equal to the Conversion Price and a five year term.

In 2011, Mr. Gabel sold a convertible promissory note due from AbTech Industries in the principal amount of $100,000 to another investor for $112,581, representing the face value of the note plus interest accrued thereon at 8% per annum. The investor subsequently converted this note to 198,980 shares of Company common stock.

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PROPOSALS REQUIRING YOUR VOTE

PROPOSAL 1 — ELECTION OF DIRECTORS

(Item No. 1 on the Proxy Card)

The Board currently consists of seven members in a single class. At each annual meeting of stockholders, all Directors are elected for a one year term to succeed those Directors whose terms expire at such annual meeting dates. This year, all seven Directors are to be elected to hold office for a one year term. Each nominee elected as a Director will continue in office until his or her successor has been elected and qualified, or until his or her earlier death, resignation or retirement.

All of the nominees are current Directors and have consented to serve as Directors. The Board has no reason to believe that any of the nominees will be unable to act as a Director. However, should a nominee become unable to serve or should a vacancy on the Board occur before the Annual Meeting, the Board may either reduce its size or designate a substitute nominee. If a substitute nominee is named, your shares will be voted for the election of the substitute nominee designated by the Board. In the vote on the election of the Director nominees, stockholders may vote FOR nominees or WITHHOLD votes from nominees.

The persons appointed by the Board of Directors as proxies intend to vote for the election of each of these nominees, unless you indicate otherwise on the proxy or voting instruction card.

The following pages contain biographical and other information about the nominees. Following each nominee’s biographical information, we have provided information concerning the particular experience, qualifications, attributes and/or skills that led the Board to determine that each nominee should serve as a Director.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THESE NOMINEES AS DIRECTORS.

NOMINEES FOR DIRECTOR

Glenn R. Rink, 52, has served as our Chief Executive Officer and President since February 10, 2011, and as a Director since October 4, 2010. Mr. Rink is an entrepreneur and founder of AbTech Industries. Since AbTech Industries’ inception, in June 1995, Mr. Rink has led AbTech Industries through its transition from a start-up R&D venture to an operating company with developed products on the market. From 1992 to 1995, Mr. Rink was the President of HydroGrowth International, an agricultural products company that specializes in aqueous absorption polymer technology. The advancement of this technology at HydroGrowth expanded into the development and application of polymer technologies and fostered the founding of AbTech Industries. For the 12 years prior to founding HydroGrowth, Mr. Rink was involved in the restaurant industry where he participated in business expansions and acquisitions that resulted in the creation of Desert Moon Cafe, a successful restaurant franchise business. Mr. Rink is also currently the Chairman of the Board of Trustees of Waterkeepers Alliance, Inc., a nonprofit organization working to protect water resources.

Jonathan Thatcher, 42, has served as a Director of the Company and as Vice President and Chief Operating Officer of AbTech Industries since February 10, 2011. Mr. Thatcher is the past Director and President of Exeter Life Sciences, Inc, a holding company that invests in and promotes human, plant and animal technologies that positively contribute to the health of people, the environment and animals. Mr. Thatcher has also previously served as Chairman of Arcadia Biosciences, the Co-founder and Chairman of Kronos — The Optimal Health Company, the Chairman of Viagen, Inc., the Chairman and Interim President for Start Licensing, Inc., and a Director of OneTouch Systems, Inc. Mr. Thatcher is a member of the board and Chair of the Governance Committee for the Arizona Chapter of the National Multiple Sclerosis Society.

Olivia H. Farr, 50, has served as a Director since February 10, 2011. Ms. Farr is currently President of Best Movies by Farr, a website and event business promoting the best in film. She is also Co-Founder of Bedford 2020 Coalition, a non-profit dedicated to reducing her town’s greenhouse gas emissions 20% by 2020. Ms. Farr serves on the Boards of Energy Improvement Corporation, a local development corporation as well as the John Merk Fund and St. Mark’s School.. Past employment includes Partner at First Funding Associates in Stamford, Connecticut, Research Associate at Natural Resources Defense Council and Assistant Director of the Mrs. Giles Whiting Foundation. Ms. Farr has an M.B.A. from Pace University, an M.P.A. from New York University and a B.A. from the University of Pennsylvania.

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David Greenwald, 57, has served as a Director since February 10, 2011. Mr. Greenwald is the Chairman of Lansco Colors, a global supplier of pigments to the coatings, ink, plastic and construction industries. During his more than 30 years with Lansco, he also served as President of Shoot the Moon Productions (1982-1984), a company that produced with Warner Bros., a television series that ran for four years and is still in syndication in some markets. From 1995 to 1999 Mr. Greenwald served on the Board of Directors for Northern Westchester Center for the Arts and from 2000 to 2008 served on the Board of Directors of The Boys and Girls Clubs of Northern Westchester. He received a B.A. from Connecticut College.

Karl Seitz, 61, has served as a Director since February 10, 2011. Mr. Seitz is the past President of Deimos Ventures, LLC, a private equity fund focused on investing in early stage technology companies relative to water, bio fuels and genetics. He was responsible for the overall management of the fund including investment strategy, analysis and acquisitions. Prior to forming Deimos, Mr. Seitz served with Mars, Inc., a global food manufacturer, for 20 years in a number of domestic and international financial positions. He became a CPA after receiving his Bachelor of Arts from UCLA in Economics and Political Science. Mr. Seitz was formerly Controller for Kawasaki Motors USA from 1977 to 1984 and Senior Tax Advisor at Arthur Andersen from 1973 to 1977). He is active in a number of community non-profit organizations in Southern California.

A. Judson Hill, 57, has served as a Director since February 10, 2011. Mr. Hill is the Managing Director of NGP Energy Capital Management, a private equity firm. Previously, Mr. Hill was the Managing Partner with Summit Global Management Inc., focusing on strategic business development and private-market investments. Mr. Hill was formerly a Partner with The Halifax Group, a Washington DC private equity firm with investments including water and other infrastructure-related businesses, and Aqua International Partners, L.P., a private equity fund affiliated with Texas Pacific Group focused exclusively in the global water sector. Mr. Hill earlier served as a Managing Director for HSBC, where he was responsible for investment-banking activities including water technology/services and water utilities. Mr. Hill also has 15 years of operational management experience with Westinghouse Electric Corp. and Atlantic Richfield Corp. Mr. Hill has B.S./M.S. degrees in Civil/Environmental Engineering from the University of Pittsburgh and a B.S. degree in Biology and Chemistry from Edinboro University.

F. Daniel Gabel, 73, has served as a Director since February 10, 2011. Mr. Gabel has been the President and Chief Executive Officer of Hagedorn & Company, an International Insurance Broker, since 1979. Mr. Gabel began his career with Hagedorn & Company in 1963 after three years with Price Waterhouse & Company. Mr. Gabel is a Director of the Insurance Broker Association of New York State and a past Director of the National Association of Insurance Brokers. Mr. Gabel is a Director on the Board of Trustees of Waterkeepers Alliance, Inc., a non-profit organization working to protect water resources and a member of the Advisory Board of the Nicholas School of the Environment at Duke University. He is also a Director for Cheshire Academy, a Director and Vice President of Hundred Year Association, a Director of the Cary Institute, an environmental think tank, and a Director of Friends of the Earth Inc. Mr. Gabel is a Chartered Life Underwriter with a B.A. degree in Accounting from Duke University.

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PROPOSAL 2 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

(Item No. 2 on the Proxy Card)

The Board has selected Semple, Marchal & Cooper, LLP to serve as our independent registered public accounting firm for 2012. In taking this action, the Board considered Semple, Marchal & Cooper, LLP’s independence with respect to the services to be performed and other factors, which the Board believes is advisable and in the best interest of the stockholders.

Representatives of Semple, Marchal & Cooper, LLP will attend the Annual Meeting telephonically. They will have an opportunity to make a statement if they wish to do so, and will be available to respond to appropriate questions.

We are asking our stockholders to ratify the selection of Semple, Marchal & Cooper, LLP as our independent registered public accounting firm for 2012. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Semple, Marchal & Cooper, LLP to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm and as a matter of good corporate practice. In the event that our stockholders fail to ratify the selection, it will be considered a recommendation to the Board to consider the selection of a different firm. Even if the selection is ratified, the Board may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

An affirmative vote of the majority of the votes cast at the Annual Meeting is required to ratify the selection of Semple, Marchal & Cooper, LLP as the Company’s independent registered public accounting firm. If the appointment of Semple, Marchal & Cooper, LLP as auditors for 2012 is not approved by stockholders, the adverse vote will be considered a direction to the Board to consider other auditors for next year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, the appointment for 2012 will stand, unless the Board determines there is a reason for making a change.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE

“FOR” the ratification of Semple, Marchal & Cooper, LLP as our independent registered public accounting firm for 2012.

Audit and Non-Audit Fees

The following table shows the fees for professional services rendered by Semple, Marchal & Cooper, LLP for the audit of the Company’s annual financial statements for the years ended December 31, 2011, and December 31, 2010, and fees billed for other services rendered by Semple, Marchal & Cooper, LLP during those periods.

Fee Category	2011 Fees ($)	2010 Fees ($)

Audit Fees	$89,835	$51,244
Audit-Related Fees	5,515	11,967
Tax Fees	6,719	3,350
All Other Fees	-	2,999
Total Fees	$102,069	$69,560

Audit fees consist of fees billed for professional services rendered for the audit of our financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by the above auditors in connection with statutory and regulatory fillings or engagements. Audit-related fees consist of fees billed for professional services rendered for the review of SEC filings or other reports containing the audited financial statements. Tax fees consist of fees to prepare the Company’s federal and state income tax returns. Other fees relate to advisory services related to the review of the Merger Agreement.

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During the fiscal year ending 2010, there were not sufficient directors, officers, and employees involved with our Company to make any pre-approval policies meaningful. The Board pre-approved all audit and non-audit services to be performed by the independent registered public accounting firm in accordance with the rules and regulations promulgated under the Exchange Act for the fiscal year ended December 31, 2011. The percentage of hours expended on the principal accountant’s engagement to audit the Company’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

None of the above-described professional service fees were approved by the Board in reliance upon the de minimus exception to the pre-approval requirements of federal securities laws and regulations.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Consistent with the requirements of the SEC and the Public Company Accounting Oversight Board regarding auditor independence, the Audit Committee has established a pre-approval policy and procedures for audit, audit-related and tax services that can be performed by the independent auditors without specific authorization from the Audit Committee subject to certain restrictions. The policy sets out the specific services pre-approved by the Audit Committee and the applicable limitations, while ensuring the independence of the independent auditors to audit the Company’s financial statements is not impaired. The pre-approval policy does not include a delegation to management of the Audit Committee responsibilities under the Securities Exchange Act of 1934, as amended.

Prior to engagement of the independent registered public accounting firm for the next year’s audit, management submits for Audit Committee approval a list of services and related fees expected to be rendered during that year within each of four categories of services:

(1) Audit services include audit work performed on the financial statements and internal control over financial reporting, as well as work that generally only the independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and discussions surrounding the proper application of financial accounting and/or reporting standards.

(2) Audit-related services are for assurance and related services that are traditionally performed by the independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

(3) Tax services include all services, except those services specifically related to the audit of the financial statements, performed by the independent registered public accounting firm’s tax personnel, including tax analysis; assisting with coordination of execution of tax-related activities, primarily in the area of corporate development; supporting other tax-related regulatory requirements; and tax compliance and reporting.

(4) All other services are those services not captured in the audit, audit-related or tax categories. The Company generally does not request such services from the independent registered public accounting firm.

Prior to engagement, the Audit Committee pre-approves independent registered public accounting firm services within each category and the fees for each category are budgeted. The Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.

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AUDIT COMMITTEE REPORT

In connection with the financial statements for the fiscal year ended December 31, 2011, the Audit Committee has:

(1) reviewed and discussed the audited financial statements with management,

(2) discussed with Semple, Marchal & Cooper, LLP, the Company’s independent registered public accounting firm (the “Auditors”), the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended and as adopted by the PCAOB in Rule 3200T, and

(3) received the written disclosure and letter from the Auditors with respect to the matters required by PCAOB Rule 3526, “Communications with Audit Committees Concerning Independence.”

Based upon these reviews and discussions, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2011 filed with the SEC. The Board has approved this inclusion.

THE AUDIT COMMITTEE

Karl Seitz (Chairman)

Olivia H. Farr

F. Daniel Gabel

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PROPOSAL 3 — APPROVAL OF THE 2012 INCENTIVE STOCK PLAN

(Item No. 3 on the Proxy Card)

The third proposal to be considered and voted upon at the Annual Meeting is to approve the adoption of the Abtech Holdings, Inc. 2012 Incentive Stock Plan (the “2012 Stock Plan”). The 2012 Stock Plan is attached as Appendix A to this proxy statement.

If approved by our stockholders, the 2012 Stock Plan will become effective as of the date of approval. If our stockholders do not approve the 2012 Stock Plan on or before December 14, 2012, the 2012 Stock Plan will automatically terminate and will be of no force and effect to the same extent and with the same effect as though the 2012 Stock Plan had never been adopted.

Reasons for the Adoption of the 2012 Stock Plan

The Board believes that our company should have the capacity and flexibility to provide meaningful equity-based incentive awards to our current and new employees, consultants, and directors in order to encourage them to join and to remain with our Company and to further motivate them to help increase stockholder value. In the past, our subsidiary, AbTech Industries, has granted stock options pursuant to a 2007 Stock Plan which is no longer active.

In October 2011, at the request of the Board, the Company engaged Pearl Meyer to provide certain consulting services to the Board, including an analysis of long-term incentive plans that would provide our company with the ability to grant various equity-based awards to our employees, consultants, and directors. Pearl Meyer’s report highlighted recent trends in the types of stock-based compensation granted to employees, consultants, and directors that have resulted in publicly held companies using a wider variety of stock-based compensation for employees, consultants, and directors.

After considering Pearl Meyer’s analysis, the Board determined that it would be in our stockholders’ best interests for our company to adopt a new equity-based incentive plan that will provide our company with (a) a sufficient number of authorized shares to enable us to make equity-based awards to key employees, consultants, and directors, and (b) the flexibility to issue a variety of stock-based compensation awards to our employees, consultants, and directors that reflect the ever-evolving “best practices” with respect to stock-based compensation. The Board believes that adopting the 2012 Stock Plan will provide a means through which our company and its subsidiaries can achieve the goals the Board has set for equity compensation, which are to (a) attract and retain highly qualified individuals to provide valuable services to our company as employees, consultants, or directors, (b) promote the interests of our company by providing employees, consultants, and directors with a proprietary interest in our company, thereby strengthening their concern for the welfare of our company and their desire to continue to provide their services to our company, and (c) provide such persons with additional incentives and reward opportunities to enhance the profitable growth of our company.

The Board reviewed the analysis of Pearl Meyer and unanimously approved the 2012 Stock Plan on December 14, 2011, subject to stockholder approval within 12 months. The 2012 Stock Plan includes a number of features that the Board believes are consistent with the interests of our company’s stockholders and that reflect the current “best practices” with respect to equity-based compensation. Accordingly, the Board unanimously recommends approval of the 2012 Stock Plan because it believes strongly in encouraging selected employees, consultants, and directors to acquire a proprietary interest in the growth and performance of our company, thus enhancing the value of our company for the benefit of our stockholders.

Description of the 2012 Stock Plan

A summary of the most significant features of the 2012 Stock Plan is provided below. This summary is qualified in its entirety by the full text of the 2012 Stock Plan, which is attached as Appendix A to this Proxy Statement.

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Administration and Related Matters

Administration. The 2012 Stock Plan will be administered by the Board, the Compensation Committee, or another committee appointed by the Board (collectively referred to in the 2012 Stock Plan as the “Committee”). The Committee generally will have the authority, in its discretion, to determine all matters relating to awards under the 2012 Stock Plan, including the selection of the individuals to be granted awards, the time or times of grant, the type of awards, the number of shares of common stock subject to an award, vesting conditions, and any and all other terms, conditions, restrictions, and limitations, if any, of an award. The Committee also will have full authority and discretion (a) to administer, interpret, and construe the 2012 Stock Plan and the terms of any award issued under it, (b) to establish, amend, and rescind any rules and regulations relating to the 2012 Stock Plan, (c) to determine, interpret, and construe the terms and provisions of any award agreement made pursuant to the 2012 Stock Plan, and (d) to make all other determinations that may be necessary or advisable for the administration of the 2012 Stock Plan and any awards made under the 2012 Stock Plan.

Adjustment of Awards upon the Occurrence of Certain Events. Upon the occurrence of any increase or decrease in the number of issued shares of common stock resulting from the payment of any stock dividend or from any stock split, reverse stock split, split-up, combination or exchange of shares, merger, consolidation, spin-off, reorganization, or recapitalization of shares or any like capital adjustment, the Committee (a) will have the authority, in its absolute discretion, to proportionately adjust the aggregate number and type of shares available for awards under the 2012 Stock Plan, and (b) shall proportionately adjust (i) the maximum number and type of shares or other securities that may be subject to awards to any individual under the 2012 Stock Plan, (ii) the number and type of shares or other securities covered by each outstanding award, and (iii) the exercise price per share (but not the total price) for awards outstanding under the 2012 Stock Plan, in each case in order to prevent the enlargement or dilution of rights of the participants under such awards.

No Repricing Without Stockholder Approval. Notwithstanding any other provision of the 2012 Stock Plan to the contrary, no award outstanding under the 2012 Stock Plan may be repriced without the approval of our stockholders. For purposes of the 2012 Stock Plan, “repricing” includes (a) amendments or adjustments to awards that reduce their exercise price, (b) situations in which new awards are issued to a participant in place of cancelled awards with a higher exercise price, and (c) any other amendment, adjustment, cancellation or replacement grant or other means of repricing an outstanding award, including a buyout for a payment of cash or cash equivalents.

Persons Eligible for Grants

The persons who will be eligible to receive awards under the 2012 Stock Plan will be (b) employees (including officers) of our company or its subsidiaries, (b) consultants, advisors, or other independent contractors retained by our company to provide consulting services, and (c) members of the Board, in each case as the Committee, in its absolute discretion, will select from time to time. Incentive stock options, however, may be granted only to employees.

Shares Subject to the 2012 Stock Plan

A maximum of 9,000,000 shares of common stock may be issued pursuant to awards, including incentive stock options, that are granted under the 2012 Stock Plan (the “Share Limit”). Notwithstanding any other limitation in the 2012 Stock Plan, the aggregate number of shares for which awards, including options that are intended to be incentive stock options, may be granted during any fiscal year of our company cannot exceed 15% of the number of issued and outstanding shares of common stock as of the last day of the immediately preceding fiscal year. The shares offered under the 2012 Stock Plan may be unissued shares or shares now held or subsequently acquired by our company as treasury shares, as the Committee from time to time may determine.

Any shares of common stock that are subject to awards will be counted against the Share Limit as one share for every one share granted. Any shares subject to an award granted under the 2012 Stock Plan that are not delivered because the award expires unexercised or is forfeited, terminated, canceled, or exchanged for awards that do not involve common stock, or any shares of common stock that are not delivered because the award is settled in cash will immediately be added back to the Share Limit and will be available for future awards at the rate of one share for every one share granted.

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The grant of a cash award under the 2012 Stock Plan and the payment of cash dividends and dividend equivalents paid in cash in conjunction with outstanding awards will not reduce or be counted against the Share Limit. Substitute Awards (that is, shares of common stock delivered under the 2012 Stock Plan upon the assumption, substitution, conversion, adjustment or replacement of outstanding awards under a plan or arrangement of an entity acquired by our company in a merger or other acquisition) will not reduce or be counted against the Share Limit to the extent that the rules and regulations of any stock exchange or other trading market on which our common stock is listed or traded provide an exemption from stockholder approval for assumption, substitution, conversion, adjustment or replacement of outstanding awards in connection with mergers, acquisitions, or other corporate combinations.

Types of Awards; Limit on Number of Awards

The Committee has the authority to grant options, shares of restricted stock, RSUs, SARs, performance awards, dividend equivalents, cash awards, or other stock-based awards under the 2012 Stock Plan. Such awards may be granted either alone, in addition to, or in tandem with any other types of award granted under the 2012 Stock Plan. The characteristics of each of these awards are summarized below. The aggregate number of shares of common stock that may be covered by awards granted to any individual in any year shall not exceed either, or some combination of, (a) 2,000,000 shares in the case of options and SARs; or (b) 250,000 shares in the case of restricted stock, RSUs, and performance awards denominated in shares of common stock.

Vesting of Awards

Except for options or SARs issued as Substitute Awards, each option or SAR will be subject to a minimum vesting period of not less than one year from the date of grant. Except as provided in the following sentence, awards other than options or SARs will be subject to a minimum vesting period of not less than three years from the date of grant, although such awards may vest ratably over the vesting period as determined by the Committee at the time of grant. Notwithstanding the foregoing, (a) awards consisting of shares of restricted stock or RSUs granted to employees or consultants will always be subject to performance-based vesting requirements and may or may not also be subject to time-based vesting, as determined by the Committee at the time of grant, (b) performance awards will not be subject to time-based vesting after the satisfaction of the relevant performance goal unless the Committee determines otherwise on the grant date of such Awards, (c) awards granted in lieu of or in exchange for cash compensation or other outstanding awards that are fully vested or otherwise earned by the participant will be subject to such vesting period, if any, as the Committee determines on the grant date of such new awards, and (d) vesting of awards may be subject to acceleration upon the termination of a participant’s service with our company, as described below.

Stock Options

The Committee may grant (a) options that are intended to qualify as “incentive stock options” under the Internal Revenue Code of 1986, as amended (the “Code”), and/or (b) non-qualified stock options. The Committee will determine the exercise price of each option on the grant date, provided that the exercise price will not be less than 100% of the fair market value of our common stock on the grant date (110% of the fair market value if incentive stock options are granted to a stockholder who owns or is deemed to own stock possessing more than 10% of the total combined voting power of all classes of stock of our company or of any parent or subsidiary of our company on the grant date).

The Committee will set the term of each option, provided that except as described under “Description of the 2012 Stock Plan – Treatment of Awards upon Termination of Service,” below, no option will be exercisable more than 10 years after the grant date (five years in the case of an incentive stock option granted to a stockholder who owns or is deemed to own stock possessing more than 10% of the total combined voting power of all classes of stock of our company or of any parent or subsidiary of our company on the grant date).

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Restricted Stock and Restricted Stock Units

The Committee may grant awards consisting of shares of restricted stock or denominated in RSUs in such amounts and for such consideration as the Committee may determine in its discretion. Such awards may be subject to (a) forfeiture of such shares or RSUs upon termination of the participant’s service with our company during the applicable restriction period, (b) restrictions on transferability, (c) limitations on the right to vote such shares, (d) limitations on the right to receive dividends with respect to such shares, (e) attainment of certain performance goals, such as those described under “Description of the 2012 Stock Plan – Performance Awards,” below, and (f) such other conditions, limitations, and restrictions as determined by the Committee, in its discretion, and as set forth in the instrument evidencing the award.

Stock Appreciation Rights

The Committee may grant SARs pursuant to the 2012 Stock Plan, either in tandem with another award granted under the 2012 Stock Plan or independent of any other award grant. The Committee may establish a maximum appreciation value payable for SARs and such other terms and conditions for such SARs as the Committee may determine in its discretion. The exercise price of an SAR will not be less than the fair market value per share of common stock on the grant date of the SAR. The holder of an SAR granted in tandem with an option may elect to exercise either the option or the SAR, but not both. Except as described below under “Description of the 2012 Stock Plan – Treatment of Awards upon Termination of Service,” the maximum exercise period for an SAR will be 10 years.

The Committee, in its discretion, will determine at the time of grant of each SAR whether such SAR is a “Cash Settled SAR” or a “Stock Settled SAR.” When a participant exercises a vested Cash Settled SAR, our company will pay to the participant an amount of cash equal to the difference between the fair market value of one share of our common stock on the exercise date over the exercise price of the SAR. When a participant exercises a vested Stock Settled SAR, our company will deliver to the participant shares of our common stock having a fair market value as of the exercise date equal to the difference between the fair market value of one share of our common stock on the exercise date over the exercise price of the SAR. The agreement evidencing the SAR shall specify whether the SAR is a Cash Settled SAR, a Stock Settled SAR, or (in the sole discretion of the Committee) whether the participant to whom the SAR is granted will have the right to determine, at the time of exercise, whether the SAR will be settled in cash or shares of stock.

Performance Awards

Performance Period and Amount of Performance Award. With respect to each grant of a performance award, the Committee will establish a performance period over which the performance of our company and/or of the applicable participant will be measured, provided that each performance period will be at least one year. In determining the amount of the performance award to be granted to a particular participant, the Committee may take into account such factors as the participant’s responsibility level and growth potential, the amount of other awards granted or received by such participant, and such other considerations as the Committee deems appropriate.

Non-Qualified Performance Awards. Non-qualified performance awards are not intended to qualify as qualified performance-based compensation under Code Section 162(m). These awards may be based on achievement of such goals and may be subject to such terms, conditions, and restrictions as determined by the Committee.

Qualified Performance Awards. Qualified performance awards are intended to qualify as qualified performance-based compensation under Code Section 162(m). These awards may be paid, vested or otherwise deliverable solely upon attainment of one or more pre-established, objective performance goals established by the Committee. Such performance goals will be based on any one or any combination of the following business criteria, as determined by the Committee:

•	total or net revenue;

•	revenue growth;

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•	operating margin;

•	profit margin;

•	earnings before interest and taxes (EBIT);

•	earnings before interest, taxes, depreciation, and amortization (EBITDA);

•	operating income;

•	net operating income after tax;

•	pre-tax or after-tax income;

•	cash flow;

•	cash flow per share;

•	net earnings;

•	earnings per share;

•	profit growth;

•	return on equity;

•	return on invested capital;

•	return on capital employed;

•	return on assets;

•	economic value added (or an equivalent metric);

•	share price performance;

•	market capitalization;

•	debt-to-capital ratio;

•	other earnings criteria or profit-related return ratios;

•	successful acquisitions of other companies or assets;

•	successful dispositions of subsidiaries, divisions or departments of our company or any of its subsidiaries;

•	successful financing efforts;

•	total stockholder return;

•	market share;

•	improvement in or attainment of expense levels;

•	improvement in or attainment of working capital levels;

•	cost reduction;

•	debt reduction;

•	customer service; or

•	customer satisfaction.

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Such performance goals may be (a) stated in absolute terms or expressed in terms of dollar amounts, percentages, on a per-share basis, or on such other basis or in such other manner as determined by the Committee, (b) based on one or more business criteria that apply to the participant, one or more subsidiaries, business units or divisions of our company, or our company as a whole, (c) relative to other companies or specified indices, (d) achieved during a period of time, or (e) as otherwise determined by the Committee. Unless otherwise stated, a performance goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In measuring a performance goal, the Committee may exclude certain extraordinary, unusual or non-recurring items, provided that the Committee states such exclusions at the time the performance goals are determined.

The Committee will establish, in writing, the applicable performance goal(s) and the specific targets related to such goal(s) prior to the earlier to occur of (a) 90 days after the commencement of the period of service to which the performance goal relates and (b) the lapse of 25% of the period of service (as scheduled in good faith at the time the goal is established), and in any event while the outcome is substantially uncertain within the meaning of Code Section 162(m), subject to adjustment by the Committee as it deems appropriate to reflect significant unforeseen events or changes.

Payment. Upon the expiration of the performance period relating to a performance award granted to a participant, the participant will be entitled to receive payment of an amount not exceeding the maximum value of the performance award, based on the achievement of the performance goals for such performance period, as determined by the Committee. The Committee may, in its discretion, pay a performance award under any one or more of the performance goals established by the Committee with respect to such performance award or may exercise its negative discretion to reduce or eliminate the amount of any performance award that would otherwise be payable to a participant. The Committee will certify in writing prior to the payment of a performance award that the applicable performance goals and any other material terms of the grant have been satisfied. Payment of a performance award may be made in cash, shares of common stock, other awards, other property, or a combination thereof, as determined by the Committee.

Dividends and Dividend Equivalents

The Committee may grant, as a separate award or at the time of granting any other award granted under the 2012 Stock Plan (other than options or SARs), awards that entitle the participant to receive dividends or dividend equivalents with respect to all or a portion of the number of shares of common stock subject to such award. Dividends or dividend equivalents may accrue interest and the instrument evidencing the award will specify whether dividends or dividend equivalents will be (a) paid currently (b) paid at a later, specified date, (c) deferrable by the participant under and subject to the terms of a deferred compensation plan, (d) subject to the same vesting as the award to which the dividends or dividend equivalents relate, if applicable, and/or (e) deemed to have been reinvested in additional shares of common stock or otherwise reinvested. Where dividend equivalents are deferred or subject to vesting, the Committee may permit for, or require, the conversion of dividend equivalents into RSUs. RSUs arising from such a conversion of dividend equivalents at the election of the participant will not count against the Share Limit, but RSUs arising from a conversion of dividend equivalents that is required by the Committee will count against the Share Limit.

Cash Awards

The Committee, in its discretion, may grant cash awards in such amounts as it determines from time to time. A cash award may be granted (a) as a separate award, (b) in connection with the grant, issuance, vesting, exercise, or payment of another award under the 2012 Stock Plan or at any time thereafter, or (c) to enable the participant to pay federal income tax liabilities incurred in connection with the grant, issuance, vesting, exercise, or payment of another award under the 2012 Stock Plan. Cash awards will be subject to such terms, conditions, and limitations as the Committee may determine on the grant date. Cash awards that are intended to qualify as performance-based compensation under Code Section 162(m) will be subject to the same terms and conditions as in the case of qualified performance awards, as described above.

Other Stock-Based Awards

The Committee may grant such other awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of our common stock as the Committee deems to be consistent with the purposes of the 2012 Stock Plan. Such other awards may include, without limitation, (a) convertible or exchangeable debt or equity securities, (b) other rights convertible or exchangeable into shares of common stock, and (c) awards valued by reference to the value of shares of our common stock or the value of securities of or the performance of specified subsidiaries of our company.

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Transferability of Awards

No award may be assigned or transferred for value or in violation of any stock ownership or stock retention guidelines or policies adopted by our company from time to time. Except as specifically allowed by the Committee, any incentive stock option granted under the 2012 Stock Plan will, during the participant’s lifetime, be exercisable only by such participant and may not be assigned or transferred by such participant other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. Except as specifically allowed by the Committee, any non-qualified stock option and any other award granted under the 2012 Stock Plan may not be assigned or transferred by the participant other than (a) by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, or (b) to certain family members or for estate planning purposes.

Treatment of Awards Upon Termination of Service

The 2012 Stock Plan contains provisions regarding the vesting and post-termination exercisability of awards held by participants whose employment with or provision of services to our company terminates. The following provisions apply unless otherwise determined by the Committee or provided in an individual award or in a written agreement between the participant and our company:

(a)           Except as described under “Description of the 2012 Stock Plan – Change in Control,” below, if a participant’s service is terminated by our without Cause (as defined in the plan), then:

•	Any outstanding stock options and SARs held by such participant will continue to vest for a period of 90 days after the date of termination and, to the extent vested, all options and SARs held by such participant will remain exercisable for the longer of (i) 90 days after termination or (ii) 30 days following the end of any blackout period to which the participant may be subject on the date of termination (but not beyond the original expiration date, if that occurs sooner);

•	All unvested awards other than options, SARs, and performance awards held by such participant will continue to vest for a period of 90 days after termination, on which date the unvested portion of such awards will be forfeited; and

•	All unvested performance awards will be forfeited as of the commencement of business on the date of the participant’s termination of service.

(b)           If a participant’s service is terminated for Cause (as defined in the plan), all outstanding awards will expire and be forfeited as of the commencement of business on the date of such termination.

(c)           If a participant’s service is terminated by reason of death or Disability (as defined in the plan), then:

•	All unvested options and SARs held by such participant will become fully and immediately exercisable and will remain exercisable until the earlier of (i) one year after the date of such termination, or (ii) the original expiration date of such options or SARs;

•	All restricted stock and RSUs held by such participant will become fully and immediately vested;

•	50% of all outstanding performance awards held by such participant on the date of such termination will be deemed to be earned and the target performance goals for the relevant performance period(s) with respect to such performance awards will be deemed to have been attained; and

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•	All other awards held by such participant will immediately be forfeited as of the commencement of business on the date of such termination.

(d)          If a participant’s service is terminated by reason of Retirement (as defined in the plan), then:

•	All unvested options and SARs held by such participant will continue to vest and, to the extent vested, all options and SARs held by such participant will remain exercisable until the earlier of (i) one year after the date of such termination, or (ii) the original expiration date of such options or SARs;

•	All unvested awards other than options, SARs, or performance awards held by such participant will continue to vest for a period of one year after such termination, on which date the unvested portion of such awards will be forfeited; and

•	All unvested performance awards will be forfeited as of the commencement of business on the date of the participant’s termination of service.

(e)           If participant’s service is terminated as a result of the participant’s resignation or other voluntary termination of service other than in the case of Retirement (“Voluntary Termination), then:

•	All options and SARS held by such participant, to the extent they were vested and exercisable at the time of such termination, will remain exercisable until the expiration of the longer of (i) 90 days after termination or (ii) 30 days following the end of any blackout period to which the participant may be subject on the date of termination (but not beyond the original expiration date, if that occurs sooner); and

•	All unvested awards will be forfeited as of the commencement of business on the date of the participant’s termination of service.

Change in Control

The 2012 Stock Plan provides that, except as otherwise determined by the Committee, in event of a Change in Control (as defined in the plan), the surviving, continuing, successor or purchasing person or entity (the “Acquiror”) must either assume our company’s rights and obligations under all then-outstanding awards and/or substitute for all then-outstanding awards substantially equivalent awards for the Acquiror’s securities. In connection with a Change in Control, the following provisions will apply:

(a)           Except as otherwise (i) determined by the Committee, (ii) set forth in the agreement or other documents evidencing the award, or (iii) set forth in a written agreement between the participant and our company, to the extent that the Acquiror either assumes our company’s rights and obligations under outstanding awards when the Change in Control is consummated and/or substitutes for outstanding awards substantially equivalent awards for the Acquiror’s securities when the Change in Control is consummated, such assumed or substituted awards will remain in full force and effect and will continue to vest as though the Change in Control did not occur. In such a case, if a participant’s service is terminated by the Acquiror without Cause within one year after the occurrence of a Change in Control, then:

•	All unvested options and SARs held by the participant as of the date of termination will become vested and fully and immediately exercisable and will remain exercisable until the expiration of the longer of (A) 90 days after termination or (B) 30 days following the end of any blackout period to which the participant may be subject on the date of termination (but not beyond the original expiration date, if that occurs sooner);

•	All restricted stock and RSUs held by such participant will become fully and immediately vested;

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•	100% of all outstanding performance awards held by such participant on the date of such termination will be deemed to be earned and the target performance goals for the relevant performance period(s) with respect to such performance awards will be deemed to have been attained; and

•	All other awards held by such participant will become fully and immediately vested.

The acceleration of vesting and deemed earning of awards under these provisions in the 2012 Stock Plan will not occur if a participant’s service with our company is terminated for Cause or as a result of the participant’s Disability, death, Retirement, or Voluntary Termination.

(b)          Except as otherwise (i) determined by the Committee, (ii) set forth in the agreement or other documents evidencing the award, or (iii) set forth in a written agreement with our company, in the event the Acquiror does not assume some or all of the awards outstanding when the Change in Control is consummated and/or substitute substantially equivalent awards for the Acquiror’s securities for some or all of the awards outstanding when the Change of Control is consummated, the Board, in its discretion, may provide that all or any of the unexercisable, unvested, and/or unearned portion of such awards will be immediately vested, exercisable, and/or deemed to be earned in full or in part immediately prior to consummation of the Change of Control. In such a case, however, the vesting, exercise, and/or deemed earning of awards will be conditioned upon the consummation of the Change of Control. Unless otherwise provided by the Board, any awards that are neither (A) assumed by or substituted for by the Acquiror in connection with the Change of Control nor (B) vested, exercised, and/or deemed earned in connection with the consummation of the Change of Control will terminate and cease to be outstanding effective as of the consummation of the Change of Control.

Award Agreements

The 2012 Stock Plan provides that awards must be evidenced by agreements between our company and the participant in such form and content as the Committee from time to time approves. Such individual agreements (a) may contain such provisions or conditions as the Committee deems necessary or appropriate to effectuate the sense and purpose of the 2012 Stock Plan and (b) may be amended from time to time in accordance with the terms thereof. Such agreements also may include “claw-back provisions” that provide for the automatic forfeiture of vested or unvested awards and/or realized or unrealized gain, appreciation, profits, or value with respect to such awards if the participant breaches or violates any affirmative or restrictive covenant or provision in the award agreement or any other agreement between the participant and our company or any parent or subsidiary of our company. Such forfeiture provisions will be binding upon the participant as a condition to the grant of such awards.

Amendment and Termination of the 2012 Stock Plan

The Committee may amend, change, make additions to, or suspend or terminate the 2012 Stock Plan as it may, from time to time, deem necessary or appropriate and in the best interests of our company. Without the consent of the affected participant, however, the Committee may not take any action that disqualifies any incentive stock option previously granted under the 2012 Stock Plan for treatment as an incentive stock option or that adversely affects or impairs the rights of any award outstanding under the 2012 Stock Plan. In addition, to the extent that stockholder approval of an amendment to the 2012 Stock Plan is required by applicable law or the requirements of any securities exchange or trading market on which our common stock is listed or traded, such amendment will not be effective prior to approval by our stockholders.

Effective Date and Term of 2012 Stock Plan

If our stockholders approve the 2012 Stock Plan at the Annual Meeting, the 2012 Stock Plan will be effective as of the date of the Annual Meeting (the “Effective Date”). Upon stockholder approval at the Annual Meeting, (a) the terms and conditions of the 2012 Stock Plan (as the 2012 Stock Plan may be subsequently amended) will control all awards granted under the 2012 Stock Plan on or after the Effective Date, and (b) the 2012 Stock Plan will remain in full force and effect through the tenth anniversary of the Effective Date, unless sooner terminated by the Committee. After the 2012 Stock Plan is terminated, no future awards may be granted under the 2012 Stock Plan, but awards previously granted will remain outstanding in accordance with their applicable terms and conditions and the 2012 Stock Plan’s terms and conditions.

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If the 2012 Stock Plan is not approved by our stockholders at the Annual Meeting or at another meeting of stockholders held on or before December 14, 2012, the 2012 Stock Plan will be automatically terminated and will be of no force or effect as though the 2012 Stock Plan had never been adopted.

Federal Income Tax Consequences

The following is a brief summary of the material United States federal income tax consequences associated with awards granted under the 2012 Stock Plan. This summary is based upon existing United States laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death or the provisions of any state, local, or foreign income tax laws. As a result, tax consequences for any particular participant may vary based on individual circumstances.

Non-Qualified Stock Options. No taxable income is recognized when a non-qualified stock option is granted to a participant with an exercise price equal to (or in excess of) the fair market value on the date of grant. Upon exercise, a participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the exercise date over the exercise price. Any taxable income recognized in connection with the exercise of a non-qualified stock option by an employee is subject to wage and employment tax withholding by our company. Any additional gain or loss recognized upon later disposition of the shares will be treated as a capital gain or loss, which may be long-term or short-term capital gain or loss depending on the holding period.

Incentive Stock Options. No taxable income is recognized when an incentive stock option is granted or exercised, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the participant to the alternative minimum tax. If the participant exercises the option and then later sells or disposes of the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sales price and the exercise price generally will be taxable as long-term capital gain or loss. If either of these holding periods is not satisfied, the participant will recognize ordinary income at the time of sale or other disposition equal to the difference between the exercise price and the lower of (a) the fair market value of the shares at the date of exercise, or (b) the sale price of the shares. Any gain or loss recognized on a premature disposition of shares in excess of the amount treated as ordinary income will be treated as long-term or short-term capital gain or loss, depending on the holding period.

Restricted Stock and Restricted Stock Units. A participant generally will not have taxable income upon the grant of restricted stock or RSUs. Instead, the participant will recognize ordinary income at the time of vesting equal to the fair market value on the vesting date of the shares or cash received minus any amount paid. For restricted stock only, a participant may elect to be taxed at the time of grant.

Stock Appreciation Rights. Upon the exercise of an SAR, the participant generally will recognize ordinary income equal to the excess of the fair market value of a share of common stock on the exercise date over the exercise price of the SAR. Upon the sale of a share of common stock acquired upon exercise of a Stock Settled SAR, the participant will recognize long-term or short-term capital gain or loss, depending on whether the participant has held the stock for more than one year from the date of exercise.

Performance Awards. A participant generally will not recognize taxable income at the time performance awards are granted. The participant will recognize ordinary income for the year in which the performance award is earned.

Cash Awards. A participant generally will recognize taxable income upon the receipt of a cash award.

Other Stock-Based Awards. A participant generally will recognize taxable income upon receipt of the shares subject to the award or bonus (or, if later, on the date such shares are no longer subject to a substantial risk of forfeiture).

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Withholding Taxes. Because the amount of ordinary income a participant recognizes with respect to the receipt or exercise of an award may be treated as compensation that is subject to applicable withholding of federal, state, and local income taxes and social security taxes, our company may require the participant to pay the amount required to be withheld by our company before delivering to the participant any shares or other payment to be received under the 2012 Stock Plan. We will have the right to deduct from any grant, issuance, vesting, exercise, or payment of an award under the 2012 Stock Plan an amount of cash or shares of common stock having a value sufficient to cover such withholding. The Committee, in its discretion, also may permit the participant to deliver to our company shares of common stock owned by such participant and having an aggregate fair market value up to or equal to (but not in excess of) the amount of the withholding or other taxes due. We also may deduct the amount of any withholding or other tax due from other compensation, including salary or bonus, otherwise payable to the participant.

Tax Effect for Our Company. Our company generally will be entitled to a tax deduction in connection with an award under the 2012 Stock Plan in an amount equal to the ordinary income, if any, recognized by the participant and at the time the participant recognizes such income (for example, upon the exercise of a non-qualified stock option). Special rules limit the deductibility of compensation paid to our chief executive officer and to each of the next four most highly compensated executive officers. Under Code Section 162(m), unless various conditions are met that enable compensation to qualify as “performance-based”, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1.0 million. However, the 2012 Stock Plan has been designed to permit the Committee to grant awards that qualify as performance-based compensation for purposes of satisfying the conditions of Code Section 162(m), thereby permitting our company to receive a federal income tax deduction in connection with such awards, even to the extent that they exceed $1.0 million. For purposes of Code Section 162(m), stockholder approval of the 2012 Stock Plan constitutes approval of the material terms of the performance goals set forth in the plan and will ensure that any performance awards paid or granted under the plan to employees subject to the Code Section 162(m) limits will be deductible by our company to the maximum extent permitted under the federal tax laws.

Code Section 409A. The rules imposed by Code Section 409A change the way certain types of deferred compensation are taxed. Certain awards under the 2012 Stock Plan may be considered “nonqualified deferred compensation” for purposes of Code Section 409A, which imposes certain additional requirements regarding the payment of deferred compensation. Generally, if at any time during a taxable year a nonqualified deferred compensation plan fails to meet the requirements of Code Section 409A, or is not operated in accordance with those requirements, all amounts deferred under the 2012 Stock Plan for the taxable year and all preceding taxable years, by any participant with respect to whom the failure relates, are includible in gross income for the taxable year to the extent not subject to a substantial risk of forfeiture and not previously included in gross income. If a deferred amount is required to be included in income under Code Section 409A, the amount also is subject to interest and an additional income tax. The interest imposed is equal to the interest at the underpayment rate plus one percentage point, imposed on the underpayments that would have occurred had the compensation been includible in income for the taxable year when first deferred or, if later, when not subject to a substantial risk of forfeiture. The additional income tax is equal to 20% of the compensation required to be included in gross income. Our company intends that the 2012 Stock Plan and any awards granted under the plan will comply with the requirements of Code Section 409A. In that regard, the 2012 Stock Plan provides that to the extent an award is subject to Code Section 409A, the Section 409A Award will be intended to comply with the requirements of Code Section 409A and any related regulations or other guidance promulgated with respect to such section by the U.S. Department of the Treasury or the Internal Revenue Service. Accordingly, the 2012 Stock Plan prohibits the Committee from making any changes or adjustments to a Section 409A Award that do not comply with the requirements of Code Section 409A without the express written consent of the participant. Also, if an award is not a Section 409A Award, the 2012 Stock Plan prohibits the Committee from taking any action that would cause the award to become a Section 409A Award without the express written consent of the participant. In the event that the 2012 Stock Plan is amended solely to conform to Code Section 409A, it will not be necessary to obtain further stockholder approval.

Anticipated Award Grants Under the 2012 Stock Plan and Related Matters

In addition to its analysis provided to the Board with respect to long-term equity incentives, Pearl Meyer’s analysis provided other observations for consideration by the Board. These observations included (a) the types of award grants that our company could provide to employees, consultants, and directors under the 2012 Stock Plan, (b) a comparison of the compensation we pay to our non-employee directors and the manner in which we pay such compensation, to compensation practices of other companies of similar size, and (c) comparable executive stock ownership information for other companies of similar size. These and other matters are summarized below.

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Initial Grants Under the 2012 Stock Plan

As of the date of this proxy statement, the Board anticipates that it will make grants of (a) qualified and non-qualified stock options to employees under the 2012 Stock Plan, and (b) only non-qualified stock options to directors under the 2012 Stock Plan. The Board currently believes that these types of awards provide shareholder alignment and promote pay for performance. Although it currently has no plans to grant other types of awards under the 2012 Stock Plan, the Board may grant other types of awards in the future if it determines that it would be beneficial to our company and its stockholders to do so. On December 14, 2011, the Board granted 4,734,300 stock options to officers and directors of the Company, subject to stockholder approval of the 2012 Stock Plan.

Proposed Changes to Non-Employee Director Compensation

Pearl Meyer advised the Board that equity grants are a common component of non-employee director compensation among other companies with which we compete. Based upon the information provided by Pearl Meyer, the Board believes that having both cash and equity-based components to our non-employee director compensation structure is appropriate and will further align our non-employee directors and stockholders’ interests. As a result, the Board upon recommendation of the Compensation Committee, approved a plan for compensating our non-employee directors, subject to stockholder approval of the 2012 Stock Plan.

The Board believes that including grants of non-qualified stock options as a significant portion of non-employee director compensation reflects the common practice of other companies with which we compete for qualified directors, is consistent with current “best practices” because it encourages ownership of our common stock by our non-employee directors, and will enable our company to provide a balanced mix of compensation for our non-employee directors.

Required Vote

The affirmative vote of the holders of a majority of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting is required for approval of the adoption of the 2012 Stock Plan. Accordingly, abstentions will have the same effect as a vote against this proposal and broker non-votes will not be counted in determining the outcome.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE

“FOR” APPROVAL OF THE PROPOSAL TO ADOPT THE 2012 INCENTIVE STOCK PLAN.

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COMPENSATION DISCUSSION AND ANALYSIS

Overview

This Compensation Discussion and Analysis, or “CD&A,” describes Abtech’s executive compensation program for 2011 and certain elements of the 2012 program. We use this program to attract, motivate and retain the colleagues who lead our business. In particular, this CD&A explains how the Board made compensation decisions for 2011 for our Named Executive Officers. The 2011 Named Executive Officers are:

•	Glenn R. Fink, President and Chief Executive Officer, our principal executive officer;
•	Lane J. Castleton, Chief Financial Officer, Vice President, and Treasurer, our principal financial officer;
•	Jonathan Thatcher, Chief Operating Officer of our subsidiary, AbTech Industries; and
•	Bjornulf White, Executive Vice President of Corporate Strategy and Business Development of our subsidiary, AbTech Industries.

The Board has responsibility for establishing, implementing and monitoring the Company’s compensation philosophy as it relates to our executive officers. Our executive officers have broad policy-making authority in the Company, and the Board holds them responsible for the Company’s financial performance and for setting and maintaining a culture of strong ethics. This section of our Proxy Statement describes Abtech’s compensation program for executive officers. The focus is on the compensation program and decisions for 2011.

Compensation Philosophy and Objectives

The Board believes that Abtech’s executive compensation program implements and achieves the goals of our executive compensation philosophy. The Board believes that an effective executive compensation program rewards the achievement of identified annual, long-term and strategic goals by the Company. An effective program seeks to align the interests of the Company’s executives with those of its stockholders by rewarding performance above established goals that may be expected to enhance stockholder value. The Board considers performance and compensation to ensure that the Company is able to attract, motivate and retain superior people in key positions and that compensation provided to key employees is competitive relative to the compensation paid to similarly situated executives in peer companies generally. The Board believes that an effective means of achieving those objectives is to provide a compensation package to the Company’s executives, including the Named Executive Officers, which includes both cash and stock-based compensation that rewards performance measured against established goals.

2011 Executive Compensation Components

For the year ended December 31, 2011, the main elements of compensation for the NEOs were:

•	base salary;
•	stock options granted by AbTech Industries prior to the Merger; and
•	a performance-based cash bonus plan.

2012 Executive Compensation Components

For the 2012 fiscal year, it is expected that the main elements of compensation for the NEOs will be:

•	base salary;
•	a performance-based cash bonus plan; and
•	equity-based long-term compensation through the 2012 Incentive Stock Plan.

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Additional information concerning the equity based awards and compensation that the Company anticipates making in the next fiscal year can be found above under the section titled “Anticipated Award Grants Under the 2012 Stock Plan and Related Matters” on page 29.

Potential Payments Upon Termination or Change-in-Control; Employment Agreements

SEC regulations state that we must disclose information regarding agreements, plans, or arrangements that provide for payments or benefits to our executive officers in connection with any termination of employment or change in control of the Company. There are no employment agreements between Abtech Holdings and any of its officers or directors. AbTech Industries has entered into employment agreements with Glenn R. Rink and Lane J. Castleton (for the purposes of this section only, each an “Executive”, and collectively, the “Executives”). Under these agreements the Executives are entitled to compensatory benefits in the event the Executive terminates his employment for good reason (meaning the assignment to Executive of any duties materially inconsistent with Executive’s position, authority, duties or responsibilities as described in the agreement or failure of AbTech Industries to comply with the compensation and benefit provisions of the agreements) or upon the termination of the Executive’s employment by AbTech Industries without cause (meaning at the option of AbTech Industries in the event it determines it is in AbTech Industries’ best interest to terminate the employment of Executive). Under these circumstances AbTech Industries is required to pay to the Executive a severance benefit equal to Executive’s salary at the then current annual salary rate for a period equal to the product of (A) the number of years of service of Executive with the Company (specifically including those years of service rendered prior to the Effective Date) times (B) two (2) months. AbTech Industries may elect to pay the severance benefit described herein either as one lump sum within 30 days of the notice of termination, or in a series of bi-weekly installments beginning on the regularly scheduled payday of AbTech Industries which follows the effective date of such termination with the amount of each such installment being equal to the Executive’s then current bi-weekly salary amount. AbTech Industries is required to pay to the Executive an additional severance benefit equal to the cost of extending the Executive’s health insurance coverage under the provisions of COBRA for a period of eighteen (18) months, with such severance amount being paid in a lump sum payment grossed up to cover the taxes that Executive is required to pay on such benefit. All stock options theretofore granted to the Executive to purchase any equity shares of AbTech Industries shall become immediately and fully vested and exercisable in accordance with the terms of the AbTech Industries’ stock option plans and grant awards. The agreement with Mr. Rink provides for a base annual salary of $150,000 with performance incentives, which if met, will increase the base annual salary in stages to $200,000 and $250,000. The agreement with Mr. Castleton provides for a base annual salary of $126,000 with performance incentives, which if met, will increase the base annual salary in stages to $150,000 and $175,000.

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COMPENSATION TABLES

The following table sets forth the compensation earned during the applicable fiscal year by each individual who served as our principal executive officer during 2011, and our three most highly compensated executive officers other than the principal executive officer who were serving as executive officers at the end of the last completed fiscal year.

SUMMARY COMPENSATION TABLE

						Non-Equity
						Incentive
Name and				Stock	Option	Plan	All Other
Principal		Salary	Bonus	Awards	Awards	Compensation	Compensation	Total
Position	Year	($)(2)	($)	($)	($)(1)	($)	($)	($)

Glenn R. Rink (3)	2011	159,670	50,000	-	425,463	-	7,489	642,622
CEO, President	2010	150,000	-	-	41,698	-	7,884	199,582
Lane J. Castleton (4)	2011	131,385	14,000	-	147,346	-	-	292,731
CFO, VP, Treasurer	2010	121,154	-	-	25,542	-	-	146,696
Jonathan Thatcher (5)	2011	147,692	30,000	4,200	172,087	-	-	353,979
COO, AbTech Industries
Bjornulf White (6)	2011	120,000	20,000	-	171,703	-	-	311,703
EVP, AbTech Industries	2010	60,000			10,400			70,400
Mandi Luis (3)	2011	-	-	-	-	-	-	-
CEO, President	2010	5,000	-	-	-	-	-	5,000

(1)	These amounts represent full grant date fair value of these awards, in accordance with the Financial Accounting Standard Board’s (“FASB”) ASC Topic 718. Assumptions used in the calculation of dollar amounts of these awards are included in Note 11 of our audited financial statements for the fiscal year ended December 31, 2011.
(2)	This table includes compensation paid by the Company’s subsidiary AbTech Industries, including such compensation paid prior to the Merger.
(3)	Mandi Luis resigned as Chief Executive Officer, President, and Director of the Company effective February 10, 2011, and immediately thereafter Glenn R. Rink was appointed Chief Executive Officer and President.
(4)	Lane J. Castleton was appointed Chief Financial Officer of the Company on February 10, 2011.
(5)	Jonathan Thatcher was appointed Vice President and Chief Operating Officer of AbTech Industries on February 10, 2011. The stock award for Mr. Thatcher was valued at the closing price of the Company’s stock on the date of grant.
(6)	Bjornulf White was appointed Vice President Business Development and Corporate Strategy for AbTech Industries on July 1, 2010 and became Executive Vice President on July 1, 2011.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table discloses certain information regarding all outstanding equity awards at fiscal yearend for each of the officers named in the Summary Compensation Table, as of December 31, 2011. Some values contained in the table below have not been, and may never be, realized. The options might never be exercised and the value, if any, will depend on the share price on the exercise date. There were no stock awards by the Company in 2011.

	Option Awards
			Equity Incentive
			Plan Awards:
	Number of	Number of	Number of
	Securities	Securities	Securities
	Underlying	Underlying	Underlying	Option
	Unexercised	Unexercised	Unexercised	Exercise	Option
	Options	Options	Unearned	Price	Expiration
Name	Exercisable	Unexercisable	Options	($)	Date
Glenn R. Rink	212,951			0.70	12/13/17
	106,476			0.70	10/11/20
			1,062,000	0.42	12/14/21
			485,000	0.42	12/14/21
Lane J. Castleton	133,095			0.70	12/13/17
	63,885			0.70	10/11/20
			386,000	0.42	12/14/21
			150,000	0.42	12/14/21
Jonathan Thatcher	239,570			0.70	12/13/12
			476,000	0.42	2/14/21
			150,000	0.42	2/14/21
Bjornulf White	53,238			0.70	10/11/20
			421,000	0.42	12/14/21
			203,000	0.42	12/14/21

DIRECTOR COMPENSATION

Mr. Rink and Mr. Thatcher are not paid any additional compensation by virtue of their service on the Board. The following table discloses the compensation of our non-employee directors for the last completed fiscal year.

				Non- Equity	Non-Qual
	Fees earned			Incentive	deferred
	or paid in	Stock	Option	Plan	comp	All Other
	cash	Awards	Awards	Comp	earnings	Compensation	Total
Name	($)	($)	($)(1)	($)	($)	($)	($)
Olivia H. Farr	-	-	76,972	-	-	-	76,972
F. Daniel Gabel	-	-	76,972	-	-	-	76,972
David Greenwald	-	-	76,972	-	-	-	76,972
A. Judson Hill	-	-	76,972	-	-	-	76,972
Karl Seitz	-	-	76,972	-	-	-	76,972

(1)	At December 31, 2011, the aggregate number of stock options outstanding for each non-employee Director was as follows: Ms. Farr, 679,284; Mr. Gabel, 519,570; Mr. Greenwald, 679,284; Mr. Hill, 679,284; Mr. Seitz, 599,427.

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REQUIREMENTS, INCLUDING DEADLINES FOR SUBMISSION OF STOCKHOLDER PROPOSALS
AND NOMINEES

Stockholders who, in accordance with SEC Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed in connection with next year’s Annual Meeting Proxy Statement must submit their proposals so that they are received at our principal executive offices no later than the close of business on January 2, 2013. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

To be in proper form, a stockholder’s proposal or nomination must comply with SEC Rule 14a-8. A stockholder who wishes to submit a proposal or nomination is encouraged to seek independent counsel about compliance with SEC and other requirements. Abtech will not consider any proposal or nomination that does not meet the requirements of SEC Rule 14a-8 for submitting a proposal or nomination.

Notices of intention to present proposals at the 2013 Annual Meeting must be addressed to our Corporate Secretary at the address set forth on the first page of this Proxy Statement. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with SEC and other applicable requirements.

ANNUAL REPORT

Our 2011 Annual Report on Form 10-K is available electronically and will be mailed to requesting stockholders. The Annual Report on Form 10-K is not incorporated into this Proxy Statement and is not to be considered to be a part of our proxy solicitation materials.

Upon request, we will provide, without charge to each stockholder of record as of the record date specified on the first page of this Proxy Statement, a copy of our Annual Report on Form 10-K for the year ended December 31, 2011 as filed with the SEC. Any exhibits listed in the Annual Report on Form 10-K also will be furnished upon request at the actual expense we incur in furnishing such exhibits. Any such requests should be directed to our Corporate Secretary at our executive offices set forth on the first page of this Proxy Statement.

OTHER BUSINESS

Our Board knows of no matters, other than the proposals presented above, to be submitted to the Annual Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the proxy card enclosed with this Proxy Statement to vote the shares they represent as the Board may recommend.

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VOTE BY INTERNET - www.proxyvote.com
ABTECH HOLDINGS, INC. 4110 N. SCOTTSDALE RD, STE. 235 SCOTTSDALE, AZ 85251	Use the Internet to transmit your voting instructions and for electronic delivery information up until 11:59 P.M., EDT on May 16, 2012. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy card and annual reports electronically via e-mail or the Internet, To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy-materials electronically in future years.

VOTE BY PHONE – 800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 PM. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing c/o 51 Mercedes Way, Edgewood, NY 11717

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends that you vote FOR the listed nominees:	For All	Withhold All	For All Except	To .withhold authority to vote for any individual nominee(2), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
	☐	☐	☐	______________________________
1 Election of Directors Nominees

01 Glenn R. Rink	02 Jonathan Thatcher	03 Olivia H. Farr
04 David Greenwald	05 Karl Seitz	06 A. Judson Hill
07 F. Daniel Gabel

The Board of Directors recommends you vote FOR proposals 2 and 3:

2 Ratification of the selection of Semple, Marchal & Cooper, LLP as the company's	For	Against	Abstain
Independent Registered Public Accounting Firm for the year ending December 31, 2012	☐	☐	☐

	For	Against	Abstain
3 Approval of the 2012 Incentive Stock Plan	☐	☐	☐

NOTE: When properly executed, this proxy will be voted as directed. If no direction is given, the proxies will vote FOR each of the listed board nominees in proposal 1 and FOR proposals 2 and 3. If any other matters properly come before the meeting, the proxies will vote as the Board may recommend.

For address change/comments, mark here.
(see reverse for instructions)	☐

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com and on the Company’s website at http://www.abtechindustries.com/investors.

PROXY SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS
FOR 2012 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON May 17, 2012

The undersigned appoints Glenn R. Rink, and Lane J. Castleton, and each of them, as proxies, each with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2012 Annual Meeting of Stockholders of ABTECH HOLDINGS, INC. ("Abtech"), to be held on May 17, 2012, and at any adjournment or postponement thereof and authorizes them to vote at such meeting, as designated on the reverse side of this form, all the shares of common stock of Abtech held of record by the undersigned on April 9, 2012.

UNLESS A DIFFERENT INDICATION IS MADE ON THE REVERSE SIDE OF THIS FORM, THE PROXIES WILL VOTE FOR EACH OF THE LISTED BOARD NOMINEES IN PROPOSAL 1, FOR PROPOSALS 2 AND 3 AND, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS PROPERLY COMES BEFORE THE MEETING.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

See- reverse for voting instructions

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Appendix A

2012 Incentive Stock Plan

38

ABTECH HOLDINGS, INC.

2012 INCENTIVE STOCK PLAN

(Adopted by the Board of Directors on December 14, 2011;

Approved by the Stockholders on _____________, 2012.)

1.          Purpose. The purpose of this Plan is to provide a means through which Abtech Holdings, Inc. and its Subsidiaries may (a) attract and retain highly qualified persons to provide valuable services to the Company as Employees, Consultants, or Directors, (b) promote the interests of the Company by providing Employees, Consultants, and Directors with a proprietary interest in the Company, thereby strengthening their concern for the welfare of the Company and their desire to continue to provide their services to the Company, and (c) provide such persons with additional incentive and reward opportunities to enhance the profitable growth of the Company. Capitalized terms shall have the meanings set forth in Section 2.

2.          Definitions. As used in the Plan, the following definitions apply to the terms indicated below.

(a)          “Acquiror” means the surviving, continuing, successor or purchasing Person or entity, as the case may be, in a Change in Control.

(b)          “Award” means an Option, a share of Restricted Stock, an RSU, an SAR, a Performance Award, a Dividend Equivalent, a Cash Award, or other stock-based Awards granted pursuant to the terms of the Plan.

(c)          “Board” means the Board of Directors of Abtech Holdings, Inc.

(d)          “Cash Award” means an Award of a bonus payable in cash pursuant to Section 12.

(e)          “Cash Settled SAR” has the meaning set forth in Section 9(b).

(f)          Unless otherwise set forth in a written agreement between the Participant and the Company, “Cause,” when used in connection with the termination of a Participant’s Service with the Company, means the termination of the Participant’s Service by the Company by reason of (i) the conviction of the Participant by a court of competent jurisdiction as to which no further appeal can be taken, or a guilty plea or plea of nolo contendere by the Participant, with respect to a crime involving moral turpitude; (ii) the proven commission by the Participant of an act of fraud upon the Company or any Parent or Subsidiary; (iii) the willful and proven misappropriation of any material amount of funds or property of the Company or any Parent or Subsidiary by the Participant; (iv) the willful, continued and unreasonable failure by the Participant to perform duties assigned to the Participant; (v) the knowing engagement by the Participant in any direct, material conflict of interest with the Company or any Parent or Subsidiary without compliance with the Company’s (or Parent’s or Subsidiary’s) conflict of interest policy, if any, then in effect; (vi) the knowing engagement by the Participant, without the written approval of the Board, in any activity that competes with the business of the Company or any Parent or Subsidiary or that would result in a material injury to the Company or any Parent or Subsidiary; or (vii) the knowing and continued engagement in any activity that would constitute a material violation of the provisions of the Company’s (or Parent’s or Subsidiary’s) policies and procedures.

(g)          Unless otherwise set forth in a written agreement between the Participant and the Company, “Change in Control” means

(i)          a “change in control” of the Company of a nature that would be required to be reported (A) in response to Item 6(e) of Schedule 14A of Regulation 14A under the Exchange Act (or any successor provisions or reports thereunder), (B) in response to Item 5.01 of Form 8-K as in effect on the date of this Plan, as promulgated under the Exchange Act (or any successor provisions or reports thereunder), or (C) in any other filing by the Company with the Securities and Exchange Commission; or

(ii)         the occurrence of any of the following events:

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(A)         a transaction or series of transactions after the Effective Date in which any “person” (as such term is used in Section 13(d) and Section 14(d)(2) of the Exchange Act, or any successor provisions thereunder) is or becomes the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act, or any successor provisions thereunder), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then-outstanding voting securities; provided, however, that for purposes of this Section 2(f)(ii)(A), the following acquisitions shall not constitute a Change in Control: (1) any acquisition directly from the Company; (2) any acquisition of voting securities by the Company, including any acquisition that, by reducing the number of shares outstanding, is the sole cause for increasing the percentage of shares beneficially owned by any such Person to more than the percentage set forth above; (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company; (4) any acquisition by any Person pursuant to a transaction that complies with clauses (1), (2) and (3) of Section 2(f)(ii)(B); or (5) any transaction, acquisition, or other event that the Board (as constituted immediately prior to such Person becoming such a beneficial owner) determines, in its sole discretion, does not constitute a Change in Control in such a situation; or

(B)         consummation by the Company of a Business Combination (as defined below) unless, following such Business Combination, (1) more than 50% of the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors or managers of the entity resulting from such Business Combination (including without limitation, an entity that as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) is represented by voting securities of the Company that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by voting securities into which such previously outstanding voting securities of the Company were converted pursuant to such Business Combination) and such ownership of voting power among the holders thereof is in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Company’s voting securities, (2) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of the then-outstanding voting securities of the entity resulting from such Business Combination except to the extent that such ownership existed prior to the Business Combination, and (3) at least a majority of the members of the board of directors or managers of the entity resulting from such Business Combination were members of the Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(C)         approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

For purposes of this Section 2(f), “Business Combination” means a reorganization, merger or consolidation of the Company with another Person or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another corporation.

Notwithstanding the foregoing, however, with respect to any Section 409A Award the term “Change in Control” shall mean a change in the ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, as defined under Treasury Regulation Section 1.409A-3(i)(5), as such definition may be modified by subsequent Treasury Regulations or other guidance.

(h)           “Code” means the Internal Revenue Code of 1986, as amended from time to time. Reference in the Plan to any Code section shall be deemed to include any amendments or successor provisions to such section and any Treasury Regulations promulgated thereunder.

(i)          “Committee” means the Compensation Committee of the Board or such other committee as the Board shall appoint from time to time to administer the Plan.

(j)          “Common Stock” means the Company’s common stock, par value $0.001 per share.

(k)          “Company” means Abtech Holdings, Inc., a Nevada corporation, each of its Subsidiaries, and its successors. With respect to Incentive Stock Options, the “Company” includes any Parent.

40

(l)          “Consultant” means a consultant or advisor to the Company or other independent contractor retained by the Company to provide consulting services.

(m)          “Deferred Compensation Plan” means any nonqualified deferred compensation plan of the Company that is currently in effect or subsequently adopted by the Company.

(n)          “Director” means a member of the Board.

(o)           Unless otherwise set forth in a written agreement between the Participant and the Company, “Disability” means (i) with respect to Incentive Stock Options, a Participant’s “permanent and total disability” within the meaning of Code Section 22(e)(3), and (ii) with respect to all other Awards, a Participant is “totally disabled” as determined by the Social Security Administration (or equivalent administrative body in a foreign jurisdiction).

(p)          “Dividend Equivalents” means an amount of cash equal to all dividends and other distributions (or the economic equivalent thereof) that are payable by the Company on one share of Common Stock to stockholders of record.

(q)          “Effective Date” means the date on which the Company’s stockholders approve the Plan pursuant to Section 20.

(r)          “Employee” means any person who is an employee of the Company within the meaning of Code Section 3401(c) and the applicable interpretive authority thereunder.

(s)          “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(t)          “Exercise Date” means the date on which a Participant exercises an Award.

(u)          “Exercise Price” means the price at which a Participant may exercise his or her right to receive cash or Common Stock, as applicable, under the terms of an Award.

(v)         “Fair Market Value” of a share of Common Stock on any date is (i) the closing sales price on that date (or if that date is not a business day, on the immediately preceding business day) of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading; (ii) if shares of the Common Stock are not listed or traded on a securities exchange, the closing sales price on that date as quoted by the OTC Bulletin Board System or the OTC Markets Group electronic interdealer quotation system, or (iii) if the price of a share of Common Stock is not so reported, the Fair Market Value of a share of Common Stock shall be determined by the Committee in its absolute discretion; provided, however, that if the definition of Fair Market Value will impact whether an Award will be considered a Section 409A Award, the Committee will use a definition that will not make the Award a Section 409A Award.

(w)          “Grant Date” means the date an Award is granted to a Participant pursuant to the Plan as determined by the Committee.

(x)          “Incentive Stock Option” means an Option that is an “incentive stock option” within the meaning of Code Section 422 and that is identified as an Incentive Stock Option in the agreement by which it is evidenced.

(y)          “Non-Qualified Performance Award” means an Award payable in cash or Common Stock upon achievement of certain Performance Goals established by the Committee that do not satisfy the requirements of Section 10(c).

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(z)          “Non-Qualified Stock Option” means an Option that is not an Incentive Stock Option and that is identified as a Non-Qualified Stock Option in the agreement by which it is evidenced, or an Option identified as an Incentive Stock Option that fails to satisfy the requirements of Code Section 422.

(aa)         “Option” means an option to purchase shares of Common Stock of the Company granted pursuant to Section 7. Each Option shall be identified as either an Incentive Stock Option or a Non-Qualified Stock Option in the agreement by which it is evidenced.

(bb)          “Parent” means a “parent corporation” of the Company, whether now or hereafter existing, as defined in Code Section 424(e).

(cc)         “Participant” means an Employee, Consultant, or Director who is eligible to participate in the Plan and to whom an Award is granted pursuant to the Plan and, upon his or her death, his or her successors, heirs, executors and administrators, as the case may be, to the extent permitted herein.

(dd)         “Performance Award” means either a Qualified Performance Award or a Non-Qualified Performance Award granted pursuant to Section 10, which may be denominated either in dollars or in a number of shares of Common Stock.

(ee)         “Performance Goal” means one or more standards established by the Committee pursuant to Section 10 to determine, in whole or in part, whether a Performance Award shall be earned.

(ff)         “Person” means a “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act and the rules and regulations in effect from time to time thereunder.

(gg)         “Plan” means this Abtech Holdings, Inc. 2012 Incentive Stock Plan, as such plan subsequently may be amended from time to time.

(hh)         “Qualified Domestic Relations Order” means a qualified domestic relations order as defined in Code Section 414(p), Section 206(d)(3) of Title I of the Employee Retirement Income Security Act, or in the rules and regulations as may be in effect from time to time thereunder.

(ii)         “Qualified Performance Award” means an Award payable in cash or Common Stock upon achievement of certain Performance Goals established by the Committee that satisfy the requirements of Section 10(c).

(jj)         “Restricted Stock” means a share of Common Stock that is granted pursuant to the terms of Section 8 and that is subject to the restrictions established by the Committee with respect to such share for so long as such restrictions continue to apply to such share.

(kk)         “Restricted Stock Unit” or “RSU” means the Company’s unfunded promise to pay one share of Common Stock or its cash equivalent that is granted pursuant to the terms of Section 8 and that is subject to the restrictions established by the Committee with respect to such unit for so long as such restrictions continue to apply to such unit.

(ll)         Unless otherwise set forth in a written agreement between the Participant and the Company, “Retirement” means termination of employment with the Company by a Participant at a time when the Participant is at least 60 years old and the sum of the Participant’s age and years of Service with the Company is at least 65.

(mm)         “SAR” or “Stock Appreciation Right” means a right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value of one share of Common Stock on the Exercise Date over a specified Exercise Price, in each case as determined by the Committee subject to Section 9.

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(nn)         “Section 409A Award” means an Award granted under the Plan that is subject to Code Section 409A because it both falls within the scope of Code Section 409A and does not satisfy an applicable exemption from Code Section 409A.

(oo)         “Securities Act” means the Securities Act of 1933, as amended from time to time.

(pp)         “Service” has the meaning set forth in Section 17(a).

(qq)         “Share Limit” has the meaning set forth in Section 5(a).

(rr)         “Stock Settled SAR” has the meaning set forth in Section 9(b).

(ss)         “Subsidiary” or “Subsidiaries” mean any and all corporations or other entities in which, at the pertinent time, the Company owns, directly or indirectly, equity interests vested with more than 50% of the total combined voting power of all classes of stock of such entities within the meaning of Code Section 424(f).

(tt)         “Substitute Award” means an Award issued or made upon the assumption, substitution, conversion, adjustment, or replacement of outstanding awards under a plan or arrangement of an entity acquired by the Company in a merger or other acquisition.

(uu)         “Vesting Date” means the date established by the Committee on which an Award may vest.

(vv)         “Voluntary Termination” means the resignation or other voluntary termination of Service by a Participant other than in the case of Retirement.

3.          Plan Administration.

(a)          In General. The Plan shall be administered by the Company’s Board. The Board, in its sole discretion, may delegate all or any portion of its authority and duties under the Plan to the Committee under such conditions and limitations as the Board may from time to time establish. The Board and/or any Committee that has been delegated the authority to administer the Plan shall be referred to throughout this Plan as the “Committee.” Except as otherwise explicitly set forth in the Plan, the Committee shall have the authority, in its discretion, to determine all matters relating to Awards under the Plan, including the selection of the individuals to be granted Awards, the time or times of grant, the type of Awards, the number of shares of Common Stock subject to an Award, vesting conditions, and any and all other terms, conditions, restrictions and limitations, if any, of an Award. The Committee may authorize any one or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee.

(b)          Committee’s Authority and Discretion with Respect to the Plan. The Committee shall have full authority and discretion (i) to administer, interpret, and construe the Plan and the terms of any Award issued under it, (ii) to establish, amend, and rescind any rules and regulations relating to the Plan, (iii) to determine, interpret, and construe the terms and provisions of any Award agreement made pursuant to the Plan, and (iv) to make all other determinations that may be necessary or advisable for the administration of the Plan and any Awards made under the Plan. In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the Articles of Incorporation and Bylaws of the Company, as amended from time to time, and applicable law. Subject to (A) the limitations with respect to Incentive Stock Options under Code Section 422 and the Plan and (B) Section 3(c), the Committee may also (1) accelerate the date on which any Award becomes exercisable, or (2) accelerate the Vesting Date of any Award or waive or adjust any condition imposed under the Plan with respect to the vesting or exercisability of an Award, provided that the Committee, in good faith, determines that such acceleration, waiver or other adjustment is necessary or desirable in light of extraordinary and/or non-recurring circumstances, and (3) amend the Plan as set forth in Section 18. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to further the Plan purposes. All decisions made by the Committee in connection with the interpretation and administration of the Plan or with respect to any Awards made under the Plan and related orders and resolutions shall be final, conclusive, and binding on all Persons. Notwithstanding the foregoing, if an Award is not a Section 409A Award, the Committee shall not change the Award in any manner that would make the Award a Section 409A Award without the express written approval of the Participant.

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(c)          No Repricing Without Stockholder Approval. Notwithstanding any other provision of the Plan to the contrary, no Award outstanding under the Plan may be repriced, regranted through cancellation, or otherwise amended to reduce the Exercise Price applicable thereto (other than with respect to adjustments made in connection with a Change in Control or other change in the Company’s capitalization) without the approval of the stockholders of the Company. Stockholder approval shall be evidenced by the affirmative vote of the holders of the majority of the shares of the Company’s capital stock present in person or by proxy and voting at the meeting. For purposes of the Plan, “repricing” shall include (i) amendments or adjustments to Awards that reduce the Exercise Price of such Awards, (ii) situations in which new Awards are issued to a Participant in place of cancelled Awards with a higher Exercise Price, and (iii) any other amendment, adjustment, cancellation or replacement grant or other means of repricing an outstanding Award, including a buyout for a payment of cash or cash equivalents.

(d)          Section 162(m) of the Code. Throughout this Plan, certain references are made to Section 162(m) of the Code. Such provisions shall only apply where Section 162(m) of the Code is applicable to the Company. With regard to Awards granted to “Covered Employees” (as that term is defined in Section 162(m) of the Code) that are intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code, (a) the Committee that makes such grants shall consist of two or more Directors, each of whom is an “outside director” within the meaning of the definition of such term as contained in Treasury Regulation Section 1.162-27(e)(3), or any successor definition adopted under Section 162(m) of the Code, and (b) the Plan shall, for all purposes, be interpreted and construed with respect to such Awards in the manner that would result in such interpretation or construction satisfying the exemptions available under Section 162(m) of the Code.

(e)          Other Plans. Subject to Section 3(c), the Committee also shall have authority to grant Awards as an alternative to, as a replacement of, or as the form of payment for awards granted or rights earned or due under the Plan or other compensation plans or arrangements of the Company, including Substitute Awards granted with respect to an equity compensation plan of any entity acquired by the Company. Notwithstanding the foregoing, if the grant or right to be substituted is not a Section 409A Award, the Committee shall not grant a Substitute Award that would be a Section 409A Award without the express written consent of the Participant. Furthermore, if the grant or right to be substituted is a Section 409A Award, the Committee shall not grant a Substitute Award if the grant would cause the Section 409A Award or the Substitute Award to not be in compliance with Section 409A.

(f)          Limitation of Liability. No member of the Committee nor any Person to whom the Committee delegates authority pursuant to Section 3(a) shall be liable for any action, omission or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other Person to whom any duty or power relating to the administration or interpretation of the Plan has been delegated from and against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan unless, in either case, such action, omission or determination was taken or made by such Committee member or other Person in bad faith and without reasonable belief that it was in the best interests of the Company.

4.          Eligibility. The Persons who shall be eligible to receive Awards pursuant to the Plan shall be (a) any Employee that the Committee, in its absolute discretion, selects from time to time (including officers of the Company, whether or not they are Directors), (a) any Consultant that the Committee, in its absolute discretion, selects from time to time, and (c) any Director that the Committee, in its absolute discretion, selects from time to time; provided, however, that Incentive Stock Options may only be granted to Employees. An Award may be granted to a proposed Employee, Consultant, or Director prior to the date the proposed Employee, Consultant, or Director first performs services for the Company, provided that the grant of such Awards shall not become effective prior to the date the proposed Employee, Consultant, or Director first performs such services. Subject to the foregoing, the Committee, in its discretion, may grant any Award permitted under the provisions of the Plan to any eligible Person and may grant more than one Award to any eligible Person.

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5.          Shares Subject to the Plan.

(a)          Number and Source. The shares offered under the Plan shall be shares of Common Stock and may be unissued shares or shares now held or subsequently acquired by the Company as treasury shares, as the Committee from time to time may determine. Subject to adjustment as provided in Section 19, the aggregate number of shares of Common Stock for which Awards, including Options that are intended to be Incentive Stock Options, may be granted during the term of the Plan shall not exceed an absolute maximum of Nine Million (9,000,000) shares of Common Stock (the “Share Limit”). Notwithstanding any contrary provision of this Plan, the aggregate number of shares of Common Stock for which Awards, including Options that are intended to be Incentive Stock Options, may be granted during any calendar year of the Company shall not exceed fifteen percent (15%) of the number of issued and outstanding shares of Common Stock as of the last day of the immediately preceding calendar year.

(b)          Determination of Shares Remaining Available Under the Share Limit. Any shares of Common Stock that are subject to Awards shall be counted against the Share Limit as one share for every one share granted, regardless of the number of shares of Common Stock actually issued upon the exercise or vesting of an Award. Shares shall be counted against or added back to the Share Limit as follows:

(i)          Any shares subject to an Award granted under the Plan that are not delivered because the Award expires unexercised or is forfeited, terminated, canceled, or exchanged for Awards that do not involve Common Stock, or any shares of Common Stock that are not delivered because the Award (other than an SAR) is settled in cash, shall not be deemed to have been delivered for purposes of determining the Share Limit. Instead, such shares shall immediately be added back to the Share Limit and shall be available for future Awards at the rate of one share for every one share granted. Notwithstanding the foregoing, however, in the case of SARs, the number of shares underlying the SARs (and not just the shares actually issued upon exercise of the SARs) shall be counted against the Share Limit if and to the extent they are settled in shares of Common Stock.

(ii)         The grant of a Cash Award shall not reduce or be counted against the Share Limit. The payment of cash dividends and Dividend Equivalents paid in cash in conjunction with outstanding Awards shall not reduce or be counted against the Share Limit. Shares of Common Stock delivered under the Plan as a Substitute Award or in settlement of a Substitute Award shall not reduce or be counted against the Share Limit to the extent that the rules and regulations of any stock exchange or other trading market on which the Common Stock is listed or traded provide an exemption from stockholder approval for assumption, substitution, conversion, adjustment, or replacement of outstanding awards in connection with mergers, acquisitions, or other corporate combinations.

(iii)        The Committee may from time to time adopt and observe such rules and procedures concerning the counting of shares against the Share Limit or any sublimit as it may deem appropriate, including rules more restrictive than those set forth above to the extent necessary to satisfy the requirements of any national stock exchange or other trading market on which the Common Stock is listed or traded or any applicable regulatory requirement.

6.          Terms of Awards.

(a)          Types of Awards. Awards granted under the Plan may include, but are not limited to, the types of Awards described in Sections 7 through 13. Such Awards may be granted either alone, in addition to, or in tandem with any other types of Award granted under the Plan.

(b)          Limit on Number of Awards. Notwithstanding any other provision of this Plan to the contrary, the aggregate number of shares of Common Stock that may be covered by Awards, other than Substitute Awards, granted to any individual Employee, Consultant or Director in any calendar year pursuant to the Plan shall not exceed either, or some combination of, the following limitations: (A) Two Million (2,000,000) shares in the case of Options and SARs; or (B) Two Hundred Fifty Thousand (250,000) shares in the case of Restricted Stock, RSUs (including Restricted Stock and RSUs granted subject to the terms and conditions contained in Section 10), and Performance Awards denominated in shares of Common Stock.

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(c)          Vesting. Except for Options or SARs issued as Substitute Awards, each Option or SAR shall be subject to a minimum vesting period of not less than one year from the Grant Date of such Option or SAR. Except as provided in the following sentence, Awards other than Options or SARs shall be subject to a minimum vesting period of not less than three years from the Grant Date for such Awards, provided that such Awards may vest ratably over the vesting period determined by the Committee at the time of grant. Notwithstanding the foregoing, (i) Awards consisting of shares of Restricted Stock or RSUs granted to Employees or Consultants always shall be earned based on the attainment of performance criteria and may or may not also be subject to time-based vesting, as determined by the Committee at the time of grant, (ii) Performance Awards shall not be subject to time-based vesting after the satisfaction of the relevant performance criteria unless the Committee determines otherwise on the Grant Date of such Awards, (iii) Awards granted in lieu of or in exchange for cash compensation or other outstanding Awards that are fully vested or otherwise earned by the Participant shall be subject to such vesting period, if any, as the Committee determines on the Grant Date of such new Awards, and (iv) the provisions of this Section 6(c) shall be subject to the provisions of Section 17.

(d)          Individual Award Agreements. Each Award shall be evidenced by a written agreement between the Company and the Participant in such form and content as the Committee from time to time may approve, which agreements shall substantially comply with and be subject to the terms of the Plan. Such individual agreements (i) may contain such provisions or conditions as the Committee deems necessary or appropriate to effectuate the sense and purpose of the Plan and (ii) may be amended from time to time in accordance with the terms thereof. Such agreements also may include provisions with respect to the automatic forfeiture of vested or unvested Awards and/or realized or unrealized gain, appreciation, profits, or value with respect to such Awards if the Participant breaches or violates any affirmative or restrictive covenant or provision in the Award agreement or any other agreement between the Participant and the Company or any Parent or Subsidiary, and such forfeiture provisions shall be binding upon the Participant as a condition to the grant of such Awards.

(e)          Payment; Deferral. Awards granted under the Plan may be settled through exercise, as set forth in Section 14, cash payments, the delivery of Common Stock (valued at Fair Market Value), through the granting of replacement Awards, or through combinations thereof as the Committee may determine. The Committee may permit or require the deferral of any Award payment, subject to the terms of the applicable Deferred Compensation Plan and to such rules and procedures as the Committee may establish, which may include provisions for the payment or crediting of interest or Dividend Equivalents, including converting such credits to deferred Awards, but only in a manner that is either exempt from or that satisfies the requirements of Section 409A. Any Award settlement, including payment deferrals, may be subject to such conditions, restrictions, and contingencies as the Committee shall determine. A Participant’s deferral election must be made in accordance with the terms of the Deferred Compensation Plan. When the deferral occurs, the deferred Award(s) will be transferred into or credited to a deferred compensation account established under the Deferred Compensation Plan and will be subject to the terms of the Deferred Compensation Plan. Any and all deferrals made pursuant to this provision, to the extent subject to Section 409A, must be made in a manner that satisfies the requirements of Section 409A.

7.          Options. The Committee may grant Options designated as Incentive Stock Options or as Non-Qualified Stock Options. In the absence of any such designation, however, an Option shall be treated as a Non-Qualified Stock Option. A Participant and the Committee can agree at any time to convert an Incentive Stock Option to a Non-Qualified Stock Option.

(a)          Limitations on Grants of Incentive Stock Options. No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option under Code Section 422, but shall be treated as a Non-Qualified Stock Option. Options that are granted to a particular individual and that are intended to be Incentive Stock Options shall be treated as Non-Qualified Stock Options to the extent that the aggregate Fair Market Value of the Common Stock issuable upon exercise of such Options plus all other Incentive Stock Options held by such individual (whether granted under the Plan or any other plans of the Company) that become exercisable for the first time during any calendar year exceeds $100,000 (or such corresponding amount as may be set by the Code). Such Fair Market Value shall be determined as of the Grant Date of each such Incentive Stock Option.

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(b)          Exercise Price of Options. The Exercise Price of a particular Option shall be determined by the Committee on the Grant Date; provided, however, that the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Grant Date (110% of the Fair Market Value in the case of Incentive Stock Options that are granted to a stockholder who owns or is deemed to own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company on the Grant Date).

(c)          Term of Options. The Committee shall set the term of each Option, provided, however, that except as set forth in Section 17(b), no Option shall be exercisable more than 10 years after the Grant Date (five years in the case of Incentive Stock Options that are granted to a stockholder who owns or is deemed to own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company on the Grant Date); and provided, further, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan or in the Option agreement.

8.          Restricted Stock and Restricted Stock Units. The Committee may grant Awards consisting of shares of Restricted Stock or denominated in Restricted Stock Units in such amounts and for such consideration as the Committee may determine in its discretion. Such Awards may be subject to (a) forfeiture of such shares or RSUs upon termination of Service during the applicable restriction period, (b) restrictions on transferability (which may be in addition to or in lieu of those specified in Section 15), (c) limitations on the right to vote such shares, (d) limitations on the right to receive dividends with respect to such shares, (e) attainment of certain Performance Goals, such as those described in Section 10, and (f) such other conditions, limitations, and restrictions as determined by the Committee, in its discretion, and as set forth in the instrument evidencing the Award. Certificates representing shares of Restricted Stock or shares of Common Stock issued upon vesting of RSUs shall bear an appropriate legend and may be held subject to escrow and such other conditions as determined by the Committee until such time as all applicable restrictions lapse.

9.           Stock Appreciation Rights. The Committee may grant SARs pursuant to the Plan, either in tandem with another Award granted under the Plan or independent of any other Award grant. Each grant of SARs shall be evidenced by an agreement in such form as the Committee may from time to time approve. The Committee may establish a maximum appreciation value payable for SARs and such other terms and conditions for such SARs as the Committee may determine in its discretion. The Exercise Price of an SAR shall not be less than 100% of the Fair Market Value of the Common Stock on the Grant Date. The holder of an SAR granted in tandem with an Option may elect to exercise either the Option or the SAR, but not both. Except as set forth in Section 17(b), the exercise period for an SAR shall extend no more than 10 years after the Grant Date. In addition, each grant of SARs shall comply with and be subject to the following terms and conditions:

(a)          Vesting Date and Conditions to Vesting. Subject to Section 6(c), upon the grant of SARs the Committee may (i) establish a Vesting Date or Vesting Dates and expiration dates with respect to such rights, (ii) divide such rights into classes and assign a different Vesting Date for each class, and (iii) impose such restrictions or conditions, not inconsistent with the provisions herein, with respect to the vesting of such rights as the Committee, in its absolute discretion, deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of SARs, that the Participant or the Company achieve certain performance criteria, such criteria to be specified by the Committee on the Grant Date of such rights. Provided that all conditions to the vesting of SARs are satisfied, and except as provided in Section 17, upon the occurrence of the Vesting Date with respect to such SARs, such rights shall vest and the Participant shall be entitled to exercise such rights prior to their termination or expiration.

(b)          Benefit Upon Exercise of Stock Appreciation Rights. On the Grant Date of each SAR, the Committee, in its sole discretion, shall determine whether such SAR is a Cash Settled SAR or a Stock Settled SAR. Upon the exercise of a vested “Cash Settled SAR,” the Company shall pay to the Participant a lump sum amount of cash equal to the difference between (i) the Fair Market Value of one share of Common Stock of the Company on the Exercise Date, over (ii) the Exercise Price of the SAR. Upon the exercise of a vested “Stock Settled SAR,” the Company shall deliver to the Participant shares of the Company’s Common Stock having a Fair Market Value as of the Exercise Date equal to the difference between (A) the Fair Market Value of one share of Common Stock of the Company on the Exercise Date, over (B) the Exercise Price of the SAR. The Company shall deliver such cash payment or shares of common stock, as the case may be, within 90 days of the Exercise Date for the SAR. The agreement evidencing the SAR shall specify whether the SAR is a Cash Settled SAR, a Stock Settled SAR, or (in the sole discretion of the Committee) whether the Participant to whom the SAR is granted shall have the right to determine, at the time of exercise, whether the SAR will be settled in cash or shares of Common Stock.

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10.         Performance Awards. The Committee may grant Performance Awards pursuant to the Plan. Each grant of Performance Awards shall be evidenced by an agreement in such form as the Committee may from time to time approve. Each grant of Performance Awards shall comply with and be subject to the following terms and conditions:

(a)          Performance Period and Amount of Performance Award. With respect to each grant of a Performance Award, the Committee shall establish a performance period over which the performance of the Company and/or of the applicable Participant shall be measured, provided that no performance period shall be shorter than one year. In determining the amount of the Performance Award to be granted to a particular Participant, the Committee may take into account such factors as the Participant’s responsibility level and growth potential, the amount of other Awards granted to or received by such Participant, and such other considerations as the Committee deems appropriate; provided, however, the maximum value that can be granted as a Performance Award to any one individual during any calendar year shall be limited to the amount set forth in Section 6(b).

(b)          Non-Qualified Performance Awards and Qualified Performance Awards. Non-Qualified Performance Awards, which are not intended to qualify as qualified performance-based compensation under Code Section 162(m), shall be based on achievement of such goals and subject to such terms, conditions, and restrictions as the Committee determines. Qualified Performance Awards, which are intended to qualify as qualified performance-based compensation under Code Section 162(m), shall be paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established, objective Performance Goals established by the Committee as set forth in Section 10(c).

(c)          Performance Goals. A Qualified Performance Award shall be paid solely on the attainment of certain pre-established, objective performance goals (within the meaning of Code Section 162(m)). Such Performance Goals shall be based on any one or any combination of the following business criteria, as determined by the Committee: total or net revenue; revenue growth; operating margin; profit margin; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; operating income; net operating income after tax; pre-tax or after-tax income; cash flow; cash flow per share; net earnings; earnings per share; profit growth; return on equity; return on invested capital; return on capital employed; return on assets; economic value added (or an equivalent metric); share price performance; market capitalization; debt-to-capital ratio; other earnings criteria or profit-related return ratios; successful acquisitions of other companies or assets; successful dispositions of Subsidiaries, divisions or departments of the Company or any of its Subsidiaries; successful financing efforts; total stockholder return; market share; improvement in or attainment of expense levels; improvement in or attainment of working capital levels; cost reduction; debt reduction; customer service; or customer satisfaction. Such Performance Goals may be (i) stated in absolute terms or expressed in terms of dollar amounts, percentages, on a per-share basis, or on such other basis or in such other manner as determined by the Committee, (ii) based on one or more business criteria that apply to the Participant, one or more Subsidiaries, business units or divisions of the Company, or the Company as a whole, (iii) relative to other companies or specified indices, (iv) achieved during a period of time, or (v) as otherwise determined by the Committee. Unless otherwise stated, a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In measuring a Performance Goal, the Committee may exclude certain extraordinary, unusual or non-recurring items, provided that such exclusions are stated by the Committee at the time the Performance Goals are determined. In interpreting Plan provisions applicable to Qualified Performance Awards, it is the intent of the Plan to conform with the standards of Code Section 162(m) and Treasury Regulation Section 1.162-27(e) with respect to grants to those Participants whose compensation is, or is likely to be, subject to Code Section 162(m), and the Committee in establishing such goals and interpreting the Plan shall be guided by such provisions. The Committee shall establish, in writing, the applicable Performance Goal(s) and the specific targets related to such goal(s) prior to the earlier to occur of (A) 90 days after the commencement of the period of service to which the Performance Goal relates and (B) the lapse of 25% of the period of service (as scheduled in good faith at the time the goal is established), and in any event while the outcome is substantially uncertain within the meaning of Code Section 162(m), subject to adjustment by the Committee as it deems appropriate to reflect significant unforeseen events or changes. A Performance Goal is objective if a third party having knowledge of the relevant facts could determine whether the goal is met.

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(d)          Payment. Upon the expiration of the performance period relating to a Performance Award granted to a Participant, such Participant shall be entitled to receive payment of an amount not exceeding the maximum value of the Performance Award, based on the achievement of the Performance Goals for such performance period, as determined by the Committee. The Committee may, within its sole discretion, pay a Performance Award under any one or more of the Performance Goals established by the Committee with respect to such Performance Award, or may exercise its negative discretion to reduce or eliminate the amount of any Performance Award that would otherwise be payable to a Participant. The Committee shall certify in writing prior to the payment of a Performance Award that the applicable Performance Goals and any other material terms of the grant have been satisfied. Subject to Sections 5 and 6(b), payment of a Performance Award may be made in cash, shares of Common Stock, other Awards, other property, or a combination thereof, as determined by the Committee. Payment shall be made in a lump sum or in installments as prescribed by the Committee; provided, however, that if the terms of the Performance Award (including payment terms) make the Performance Award subject to Code Section 409A, the Performance Award shall be a Section 409A Award and shall be established in such a manner as to comply with the applicable requirements of Code Section 409A.

11.         Dividends and Dividend Equivalents. The Committee may grant, as a separate Award or at the time of granting any other Award granted under the Plan (other than Options or SARs), Awards that entitle the Participant to receive dividends or Dividend Equivalents with respect to all or a portion of the number of shares of Common Stock subject to such Award, in each case subject to such terms as the Committee may establish in its discretion and as set forth in the instrument evidencing the Award. Dividends or Dividend Equivalents may accrue interest and the instrument evidencing the Award shall specify whether dividends or Dividend Equivalents will be (a) paid currently, (b) paid at a later, specified date (such as if, and when, and to the extent such related Award, if any, is paid), (c) deferrable by the Participant under and subject to the terms of an applicable Deferred Compensation Plan, (d) subject to the same vesting as the Award to which the dividends or Dividend Equivalents relate, if applicable, and/or (e) deemed to have been reinvested in shares of Common Stock or otherwise reinvested. Where Dividend Equivalents are deferred or subject to vesting, the Committee may permit, or require, the conversion of Dividend Equivalents into RSUs. RSUs arising from such a conversion of Dividend Equivalents at the election of the Participant shall not count against the Share Limit, while RSUs arising from a conversion of Dividend Equivalents that is required by the Committee will count against the Share Limit. If the terms of the grant of dividends or Dividend Equivalents makes that grant subject to Code Section 409A (even if the underlying Award is not subject to Code Section 409A), the grant shall be a Section 409A Award and shall be established in such a manner as to comply with the applicable requirements of Code Section 409A.

12.         Cash Awards. The Committee may, in its absolute discretion, grant Cash Awards in such amounts as it shall determine from time to time. A Cash Award may be granted (a) as a separate Award, (b) in connection with the grant, issuance, vesting, exercise, or payment of another Award under the Plan or at any time thereafter, or (c) on or after the date on which the Participant is required to recognize income for federal income tax purposes in connection with the grant, issuance, vesting, exercise, or payment of another Award under the Plan. Cash Awards shall be subject to such terms, conditions, and limitations as the Committee may determine on the Grant Date of such Cash Award. Cash Awards intended to qualify as performance-based compensation under Code Section 162(m) shall be subject to the same terms and conditions as in the case of the Qualified Performance Awards described in Section 10.

13.         Other Stock-Based Awards. The Committee may grant such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock as may be deemed by the Committee to be consistent with the purposes of the Plan. Such other Awards may include, without limitation, (a) convertible or exchangeable debt or equity securities, (b) other rights convertible or exchangeable into shares of Common Stock, and (c) Awards valued by reference to the value of shares of Common Stock or the value of securities of or the performance of specified Subsidiaries of the Company.

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14.         Award Exercise.

(a)          Precondition to Stock Issuance. Awards shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. No shares of Common Stock shall be delivered pursuant to the exercise of any Award, in whole or in part, until the Company receives payment in full of the Exercise Price, if any, as provided in Section 14(c). No Participant or any legal representative, legatee or distributee shall be or be deemed to be a holder of any shares of Common Stock subject to such Award unless and until such Award is exercised, the full Exercise Price is paid, and such shares are issued.

(b)          No Vesting or Exercise of Fractional Amounts. With respect to any Award that vests in a manner that would result in fractional shares of Common Stock being issued, any fractional share that would be one-half of one share or greater shall be rounded up to a full share, and any fractional share that would be less than one-half of one share shall not be vested or issued unless and until the last increment of such Award becomes vested. No Award may at any time be exercised with respect to a fractional share. Instead the Company shall pay to the holder of such Award cash in an amount equal to the Fair Market Value of such fractional share on the Exercise Date.

(c)          Form of Payment. A Participant may exercise an Award using as the form of payment such means as the Committee may, from time to time, approve, whether in the agreement evidencing the Award or otherwise.

(d)          Form and Time of Exercises. Except as otherwise (i) set forth in the Plan, (ii) determined by the Committee, or (iii) set forth in the agreement or other documents evidencing the Award, each exercise required or permitted to be made by any Participant or other Person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be in writing delivered to the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, and any other agreement, as the Committee shall require.

15.         Transferability. Awards may be assigned or transferred only as permitted pursuant to this Section 15. No Award may be assigned or transferred for value or in violation of any stock ownership or stock retention guidelines or policies adopted by the Company from time to time.

(a)          Restrictions on Transfer. Except as specifically allowed by the Committee, any Incentive Stock Option granted under the Plan shall, during the Participant’s lifetime, be exercisable only by such Participant and shall not be assignable or transferable by such Participant other than by will or the laws of descent and distribution or pursuant to a Qualified Domestic Relations Order. Except as specifically allowed by the Committee, any Non-Qualified Stock Option and any other Award granted under the Plan and any of the rights and privileges conferred thereby shall not be assignable or transferable by the Participant other than (i) pursuant to Section 15(b), or (ii) by will or the laws of descent and distribution or pursuant to a Qualified Domestic Relations Order, and such Award shall be exercisable during the Participant’s lifetime only by the Participant.

(b)          Permitted Transfers. Awards other than Incentive Stock Options may be assigned to (i) a child, stepchild, grandchild, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, (ii) any Person sharing the Participant’s household (other than a tenant or employee), (iii) a trust in which the Participant or the Persons described in (i) or (ii) hold more than 50% of the beneficial interest, or (iv) a private foundation in which the Participant or the Persons described in (i) or (ii) own more than 50% of the voting interests. A transfer to any entity in which more than 50% of the voting interests are owned by the Participant or the Persons described in (i) or (ii) in exchange for an interest in that entity shall not constitute a transfer for value.

(c)          Transfers Upon Death. Upon the death of a Participant, outstanding Awards held by such Participant may be exercised only by the executors or administrators of the Participant’s estate or by any Person(s) who shall have acquired such right to exercise by will or by the laws of descent and distribution or by assignment or transfer from the Participant as contemplated by Section 15(b) above. No transfer by will or the laws of descent and distribution, or as contemplated by Section 15(b) above, of any Award, or the right to exercise any Award, shall be effective to bind the Company unless the Committee shall have been furnished with (i) written notice thereof and with a copy of the will, assignment, or transfer document and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (ii) an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award.

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16.         Withholding Taxes; Other Deductions. All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any Awards, cash, shares of Common Stock, or other benefits under the Plan upon satisfaction of the applicable withholding obligations. The Company shall have the right to deduct from any grant, issuance, vesting, exercise, or payment of an Award under the Plan (a) an amount of cash or shares of Common Stock having a value sufficient to cover withholding as required by law for any federal, state or local taxes, and (b) any other amounts due from the Participant to the Company or to any Parent or Subsidiary of the Company, or to take such other action as may be necessary to satisfy any such withholding or other obligations, including withholding from any other cash amounts due or to become due from the Company to such Participant an amount equal to such taxes or obligations. The Committee, in its discretion, also may permit the Participant to deliver to the Company, at the time of grant, issuance, vesting, exercise, or payment of an Award, one or more shares of Common Stock owned by such Participant and having an aggregate Fair Market Value (as of the date of such grant, issuance, vesting, exercise, or payment, as the case may be) up to or equal to (but not in excess of) the amount of the taxes incurred in connection with such grant, issuance, vesting, exercise, or payment, as the case may be.

17.         Termination of Services.

(a)          Definition of “Service.” For purposes of the Plan, unless otherwise (i) determined by the Committee, (ii) set forth in the agreement or other documents evidencing the Award, or (iii) set forth in a written agreement between the Participant and the Company, a Participant will be deemed to be in “Service” to the Company so long as such individual renders continuous service on a periodic basis to the Company (or to any Parent or Subsidiary of the Company) in the capacity of an Employee, Consultant, Director, or other advisor. A Participant will be considered to be (A) an Employee for so long as such individual remains in the employ of the Company or any Parent or Subsidiary of the Company and (B) a Consultant for so long as such individual provides services to the Company or any Parent or Subsidiary of the Company. Except as otherwise (1) determined by the Committee, (2) set forth in the agreement or other documents evidencing the Award, or (3) set forth in a written agreement between the Participant and the Company, a Participant’s Service with the Company shall be deemed terminated if the Participant’s leave of absence (including military or other bona fide leave of absence) extends for more than 90 days and the Participant’s continued Service with the Company is not guaranteed by contract or statute; provided that whether an authorized leave of absence, or absence in military or government service, shall constitute termination of Service shall be determined by the Committee in its absolute discretion.

(b)          Treatment of Awards Upon Termination of Service. Except as otherwise (i) determined by the Committee, (ii) set forth in the agreement or other documents evidencing the Award, or (iii) set forth in a written agreement between the Participant and the Company:

(i)          Termination of Service by the Company Without Cause. Except as set forth in Section 17(c), if the Participant’s Service with the Company is terminated by the Company without Cause, then (A) all Options and SARs held by such Participant shall continue to vest for a period of 90 days after such termination and, to the extent vested, all Options and SARs held by such Participant shall remain exercisable until the expiration of the longer of (1) 90 days after such termination, or (2) 30 days following the end of any blackout period to which the Participant may be subject, on which date they shall expire, provided, however, that no Option or SAR shall be exercisable after the expiration of its term; (B) all unvested Awards other than Options, SARs, and Performance Awards held by such Participant shall continue to vest for a period of 90 days after such termination, on which date the unvested portion of such Awards shall be forfeited; and (C) all unvested Performance Awards shall be forfeited as of the commencement of business on the date of the Participant’s termination of Service.

(ii)         Termination of Service for Cause. In the event of the termination of a Participant’s Service for Cause, all outstanding Awards held by such Participant shall immediately expire and be forfeited as of the commencement of business on the date of such termination.

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(iii)        Termination of Service Upon Disability or Death. If the Participant’s Service with the Company is terminated as the result of the Participant’s Disability or death, (A) all unvested Options and SARs held by such Participant shall become fully and immediately exercisable and shall remain exercisable until the expiration of one year after such termination, on which date they shall expire, provided, however, that no Option or SAR shall be exercisable after the expiration of its term; (B) all Restricted Stock and RSUs held by such Participant shall become fully and immediately vested; (C) fifty percent (50%) of all outstanding Performance Awards held by such Participant on the date of such termination shall be deemed to be earned and the target performance goals for the relevant performance period(s) with respect to such Performance Awards shall be deemed to have been attained; and (D) all other Awards held by such Participant shall immediately be forfeited as of the commencement of business on the date of such termination.

(iv)        Termination of Service Upon Retirement. If the Participant’s Service with the Company is terminated as a result of the Participant’s Retirement, then (A) all unvested Options and SARs held by such Participant shall continue to vest and, to the extent vested, all Options and SARs held by such Participant shall remain exercisable for a period of one year after such termination, on which date they shall expire, provided, however, that no Option or SAR shall be exercisable after the expiration of its term; (B) all unvested Awards other than Options, SARs, or Performance Awards held by such Participant shall continue to vest for a period of one year after such termination, on which date the unvested portion of such Awards shall be forfeited; and (C) all unvested Performance Awards shall be forfeited as of the commencement of business on the date of the Participant’s termination of Service.

(v)         Voluntary Termination of Service. If the Participant’s Service with the Company is terminated as a result of the Participant’s Voluntary Termination, then (A) all Options and SARS held by such Participant, to the extent they were vested and exercisable at the time of such termination, shall remain exercisable until the expiration of the longer of (1) 90 days after such termination, or (2) 30 days following the end of any blackout period to which the Participant may be subject, on which date they shall expire, provided, however, that no Option or SAR shall be exercisable after the expiration of its term; and (B) all unvested Awards shall be forfeited as of the commencement of business on the date of the Participant’s termination of Service.

(c)          Change in Control. Except as otherwise determined by the Committee, in the event of a Change in Control the Acquiror shall either assume the Company’s rights and obligations under all then-outstanding Awards and/or substitute for all then-outstanding Awards substantially equivalent awards for the Acquiror’s securities. In connection with a Change in Control, the following provisions shall apply:

(i)          Acquiror Assumes the Company’s Rights and Obligations and/or Substitutes Substantially Equivalent Awards. Except as otherwise (A) determined by the Committee, (B) set forth in the agreement or other documents evidencing the Award, or (C) set forth in a written agreement between the Participant and the Company, to the extent that the Acquiror either assumes the Company’s rights and obligations under outstanding Awards when the Change in Control is consummated and/or substitutes for outstanding Awards substantially equivalent Awards for the Acquiror’s securities when the Change in Control is consummated, such assumed or substituted Awards shall remain in full force and effect and shall continue to vest as though the Change in Control did not occur. In such a case, if a Participant’s Service with the Company is terminated by the Acquiror without Cause within one year after the occurrence of a Change in Control, then (A) all unvested Options and SARs held by the Participant as of the date of termination shall become vested and fully and immediately exercisable and shall remain exercisable until the expiration of the longer of (x) 90 days after such termination, or (y) 30 days following the end of any blackout period to which the Participant may be subject, on which date they shall expire, provided, however, that no Option or SAR shall be exercisable after the expiration of its term, (B) all Restricted Stock and RSUs held by such Participant shall become fully and immediately vested; (C) one hundred percent (100%) of all outstanding Performance Awards held by such Participant on the date of such termination shall be deemed to be earned and the target performance goals for the relevant performance period(s) with respect to such Performance Awards shall be deemed to have been attained; and (D) all other Awards held by such Participant shall become fully and immediately vested.

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(ii)         Acquiror Does Not Assume the Company’s Rights and Obligations and/or Substitute Substantially Equivalent Awards. Except as otherwise (A) determined by the Committee, (B) set forth in the agreement or other documents evidencing the Award, or (C) set forth in a written agreement between the Participant and the Company, in the event the Acquiror does not assume some or all of the Awards outstanding when the Change in Control is consummated and/or substitute substantially equivalent Awards for the Acquiror’s securities for some or all of the Awards outstanding when the Change of Control is consummated, the Committee may, in its discretion, provide that all or any of the unexercisable, unvested, and/or unearned portion of such Awards shall be immediately vested, exercisable, and/or deemed to be earned in full or in part immediately prior to consummation of the Change of Control. The vesting, exercise, and/or deemed earning of Awards that is permissible solely by reason of this Section 17(c)(ii) shall be conditioned upon the consummation of the Change of Control. Unless otherwise provided by the Committee, any Awards that are neither (i) assumed by or substituted for by the Acquiror in connection with the Change of Control nor (ii) vested, exercised, and/or deemed earned in connection with the consummation of the Change of Control shall terminate and cease to be outstanding effective as of the consummation of the Change of Control.

(d)          Limitations with Respect to Incentive Stock Options. Notwithstanding any other provision of this Plan to the contrary, the period during which any Options that are intended to be Incentive Stock Options may remain exercisable following the termination of a Participant’s employment with the Company shall not exceed the maximum period of time that such Options may remain exercisable pursuant to Code Section 422.

(e)          Definitions. For purposes of this Section 17, the term “year” means 365 calendar days beginning with the calendar day on which the relevant event occurs.

18.         Plan Amendment and Termination; Bifurcation of the Plan. The Committee may amend, change, make additions to, or suspend or terminate the Plan as it may, from time to time, deem necessary or appropriate and in the best interests of the Company; provided that the Committee may not, without the consent of the affected Participant, take any action that disqualifies any Incentive Stock Option previously granted under the Plan for treatment as an Incentive Stock Option or that adversely affects or impairs the rights of any Award outstanding under the Plan; and provided further that, to the extent that stockholder approval of an amendment to the Plan is required by applicable law or the requirements of any securities exchange or trading market on which the Common Stock is listed or traded, such amendment shall not be effective prior to approval by the Company’s stockholders. Notwithstanding any provision of this Plan to the contrary, (a) the Committee, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants, and (b) no amendment or termination of the Plan shall, with respect to any Section 409A Award, be done in a manner that would violate the requirements of Code Section 409A. Furthermore, although the Committee may not take any actions that would violate applicable laws of any jurisdiction, the Committee shall have the right to take all necessary actions in order to comply with laws, regulations, and requirements of any jurisdiction having authority over Awards granted pursuant to the Plan including, without limitation, (i) the right to establish separate sub-plans or programs to provide for the grant of Awards to eligible Persons in international jurisdictions, (ii) the right to tailor such sub-plans in a manner that, as the Committee determines necessary and advisable, will comply with local laws, regulations, and requirements or maximize the efficiency of the Plan in light of local tax or accounting considerations, and (iii) the right to take any action required, either before or after the grant of an Award, to comply with any applicable local government regulatory exemptions or approvals.

19.         Adjustment of Awards Upon the Occurrence of Certain Events.

(a)          Adjustment of Shares Available. If as a result of any increase or decrease in the number of issued shares of Common Stock resulting from the payment of any stock dividend or from any stock split, reverse stock split, split-up, combination or exchange of shares, merger, consolidation, spin-off, reorganization, or recapitalization of shares or any like capital adjustment, the Committee (i) shall have the authority, in its absolute discretion, to proportionately adjust the aggregate number and type of shares available for Awards under the Plan, and (ii) shall proportionately adjust (A) the maximum number and type of shares or other securities that may be subject to Awards to any individual under the Plan, (B) the number and type of shares or other securities covered by each outstanding Award, and (C) the Exercise Price per share (but not the total price) for Awards outstanding under the Plan, in each case in order to prevent the enlargement or dilution of rights of the Participants under such Awards. Notwithstanding the foregoing, any adjustment to shares subject to a Section 409A Award must be done in accordance with the requirements of Code Section 409A. In addition, if an adjustment would result in an Award that is not a Section 409A Award becoming a Section 409A Award, then the Committee shall not make the adjustment without the express written consent of the Participant.

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(b)          Adjustments to Outstanding Restricted Stock, RSUs, and SARs. Except as otherwise set forth in the instrument evidencing such Award, if a Participant receives any securities or other property (including dividends paid in cash) with respect to a share of Restricted Stock, RSU, or SAR that has not vested as of the date of the payment of any stock dividend or any stock split, reverse stock split, split-up, combination or exchange of shares, merger, consolidation, spin-off, reorganization, or recapitalization of shares or any like capital adjustment, then such securities or other property will not vest until such share of Restricted Stock, RSU, or SAR vests and shall be held by the Company as if such securities or other property were non-vested shares of Restricted Stock, RSUs, or SARs.

(c)          Adjustment Upon Certain Mergers, etc. Subject to any required action by the stockholders of the Company, if the Company is the surviving corporation in any merger or consolidation (other than a Change in Control or a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), each Award outstanding on the date of such merger or consolidation shall entitle the Participant to acquire upon exercise, if applicable, the securities that a holder of the number of shares of Common Stock subject to such Award would have received in such merger or consolidation.

(d)          Adjustment Upon Certain Other Transactions. In the event of a dissolution or liquidation of the Company, the Committee shall, in its absolute discretion, have the power to (i) cancel, effective immediately prior to the occurrence of such event, each Award outstanding immediately prior to such event (whether or not then exercisable) and, in full consideration of such cancellation, pay to the Participant to whom such Award was granted an amount in cash, for each share of Common Stock subject to such Award, equal to the excess of (A) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received or to be received by the holder of a share of Common Stock as a result of such event over (B) the Exercise Price, if any, of such Award; or (ii) provide for the exchange of each Award outstanding immediately prior to such event (whether or not then exercisable) for an option on some or all of the property for which such Award is exchanged and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the Exercise Price of the Award, or the number of shares or amount of property subject to the Award or, if appropriate, provide for a cash payment to the Participant to whom such Award was granted in full or partial consideration for the exchange of the Award. Notwithstanding the foregoing, any adjustments pursuant to this Section 19(d) shall not be done if the adjustment is to a Section 409A Award and the adjustment is not permitted under Code Section 409A or if the adjustment is to an Award not subject to Code Section 409A and would cause the Award to become a Section 409A Award, unless otherwise expressly agreed to in writing by the Participant.

(e)          No Other Rights. Except as expressly provided in the Plan or in any agreement governing the Award, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other entity. Except as expressly provided in the Plan or in any agreement governing the Award, no issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an Award or the Exercise Price of any Award.

20.         Approval by Stockholders; Effective Date and Term of Plan. The Plan was adopted by the Board on December 14, 2011. The Plan shall be submitted to the stockholders of the Company for their approval at a regular or special meeting to be held within 12 months after the adoption of the Plan by the Board. Stockholder approval shall be evidenced by the affirmative vote of the holders of a majority of the shares of the Company’s Common Stock present in person or by proxy and voting at the meeting. Upon stockholder approval, the Plan shall remain in full force and effect through the tenth anniversary of the Effective Date, unless sooner terminated by the Committee. After the Plan is terminated, no future Awards may be granted under the Plan, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions. If the Plan is not approved by the Company’s stockholders within 12 months after its adoption by the Board, the Plan and any Awards granted under the Plan shall automatically terminate and shall be of no force and effect to the same extent and with the same effect as though this Plan had never been adopted.

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21.         General Restrictions. Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act), and the applicable requirements of any securities exchange or other trading market on which the Common Stock is listed or traded. To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a non-certificated basis to the extent not prohibited by applicable law or the applicable rules of any stock exchange or other trading market on which the Common Stock is listed or traded.

22.         Compliance With Applicable Law.

(a)          Exchange Act Section 16. Notwithstanding any provision of this Plan to the contrary, only the entire Board or a Committee composed of two or more “Non-Employee Directors” (as that term is defined in Rule 16b-3(b)(3) promulgated under the Exchange Act or any successor provision to such rule) may make determinations regarding grants of Awards to Persons subject to Section 16 under the Exchange Act.

(b)          Code Section 162(m). The Committee shall have the authority and discretion to determine the extent to which Awards will conform to the requirements of Code Section 162(m) and to take such action, establish such procedures, and impose such restrictions as the Committee determines to be necessary or appropriate to conform to such requirements. To the extent any provision of the Plan or action by the Committee or Board fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee or Board.

(c)          Code Section 409A. To the extent an Award granted under the Plan is a Section 409A Award, such Section 409A Award shall be intended to comply with the requirements of Code Section 409A and any related regulations or other guidance promulgated with respect to such section by the U.S. Department of the Treasury or the Internal Revenue Service. Therefore, the Committee shall not make any changes or adjustments to the Section 409A Award that is not in accordance with the requirements of Code Section 409A without the express written consent of the Participant. Also, if an Award granted under the Plan is not a Section 409A Award then, notwithstanding any other provision in this Plan, the Committee shall take no action that causes the Award to become a Section 409A Award without the express written consent of the Participant.

23.         No Rights as a Stockholder. No Person shall have any rights as a stockholder of the Company with respect to any shares of Common Stock covered by or relating to any Award granted pursuant to this Plan until the date of the issuance of a stock certificate with respect to such shares or the date of issuance of shares on a non-certificated basis pursuant to policies adopted by the Company from time to time.

24.         No Special Employment Rights; No Right to Awards. Nothing contained in the Plan or any Award shall confer upon any Participant any right with respect to the continuation of his or her Service by the Company or interfere in any way with the right of the Company, subject to the terms of any separate agreement to the contrary, at any time to terminate such Service or to increase or decrease the compensation of the Participant from the rate in existence on the Grant Date of an Award. No Person shall have any claim or right to receive any Award under this Plan. The grant of an Award to a Participant at any time shall neither require the Committee to grant an Award to such Participant or any other Participant or other Person at any other time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other Person.

25.         Expenses and Receipts. The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Award will be used for general corporate purposes.

26.         Failure to Comply. In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant evidencing an Award, unless such failure is remedied by such Participant within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Award, in whole or in part as the Committee, in its absolute discretion, may determine.

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27.         Plan Not Exclusive. This Plan is not intended to be the exclusive means by which the Company may issue options, warrants, or other rights to acquire shares of Common Stock.

28.         Governing Law. The Plan shall be governed by, and all questions arising hereunder shall be determined in accordance with, the laws of the State of Nevada, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction.

29.         Limitation of Implied Rights. Neither a Participant nor any other Person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever including, without limitation, any specific funds, assets, or other property that the Company, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Common Stock or other amounts, if any, payable under the Plan, unsecured by any assets of the Company, and nothing contained in the Plan shall constitute an obligation to pay any benefits to any Person.

30.         Unfunded Plan. This Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants under this Plan, any such accounts shall be used merely as a bookkeeping convenience, including bookkeeping accounts established by a third party administrator retained by the Company to administer the Plan. The Company shall not be required to segregate any assets for purposes of this Plan or Awards hereunder, nor shall the Company, the Board or the Committee be deemed to be a trustee of any benefit to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to an Award under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

31.         Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

32.         Substitution of Awards. Subject to Sections 3, 18, 19 and 22(c), at the discretion of the Committee, a Participant may be offered an election to substitute an Award for another Award or Awards of the same or different type. The Grant Date for any Award granted pursuant to the substitution provisions of this Section 32 will have the Grant Date of the original Award.

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